Exhibit 10.24

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ACCOMMODATION AGREEMENT

This Accommodation Agreement (the “Agreement”) is entered into by and between Remy Inc., a Delaware corporation, on behalf of itself and its subsidiaries and affiliates (collectively, the “Company”) and General Motors Corporation, a Delaware corporation, on behalf of itself and its subsidiaries and affiliates (the “Customer”) dated as of July 30, 2007. For convenience, the Customer and the Company are referred to herein collectively as the “Parties” and individually as a “Party”.

RECITALS

A. The Company manufactures and supplies the Customer with its requirements of certain production component parts (which component parts include any change or deviation to the same component part, but only to the extent that such change or deviation is used by the Customer within the same program for which such component part is currently used as of the date on which the Parties execute this Agreement) used in the manufacture of the Customer’s vehicles (collectively, the “Component Parts” and individually, a “Component Part”) pursuant to various purchase orders and supply contracts issued by the Customer to the Company (collectively, the “Component Purchase Orders” and individually, a “Component Purchase Order”) as set forth more fully in the Component Purchase Orders.

B. The Company also manufactures and supplies the Customer’s requirements of certain service parts for the Component Parts and certain other past model service parts (collectively, the “Service Parts”) under the terms of purchase orders and supply contracts issued by the Customer to the Company relating to the Service Parts (collectively, the “Service Purchase Orders” or individually, a “Service Purchase Order”). The Component Purchase Orders and the Service Purchase Orders are collectively referred to herein as the “Purchase Orders”.

C. The Company is currently performing under the Purchase Orders, but has requested certain financial accommodations relating to the Component Purchase Orders, as more fully set forth herein, to assist the Company in its efforts to effectuate a financial restructuring of the Company’s balance sheet (the “Restructuring”), on substantially the terms set forth in the term sheet (the “Term Sheet”), a copy of which is attached hereto as Exhibit G.

D. The Customer has agreed to provide such financial accommodations, on the terms and conditions set forth in this Agreement, in consideration for and effective upon, the Company effectuating the Restructuring.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and understandings contained herein and intending to be legally bound, the Parties agree as follows:

AGREEMENT

Article I. Conditions to Effectiveness.

Notwithstanding anything to the contrary contained herein, with the exception of Paragraphs 3.4 and 3.8 below, Article XV and Article XVI, which will become immediately effective upon full execution, this Agreement (and any amendments to certain of the Component Purchase Orders contemplated in this Agreement) shall be effective from and after the date (the “Effective Date”) that all of the following conditions (collectively, the “Conditions Precedent”) are timely satisfied, unless such conditions are waived by the Customer or are modified as mutually agreed upon in writing by the Parties hereto:

1.1 Each Party executes and delivers to the counter Party this Agreement and the Access Agreement, each signed by a duly authorized representative of such Party;

1.2 The Company delivers to the Customer written consent and acknowledgment documents, all in form and content satisfactory to the Customer, from (a) the collateral or administrative agent under the New Financing Agreements (the “New Financing Agent”) in respect of the Access Agreement and the rights granted hereunder to the extent it has been granted a lien or a security interest under the New Financing Agreements (“New Lender Security Interests”) in the personal property assets subject to the purchase options set forth in Article X below and constituting Operating Assets and (b) those lessors who own the equipment and the real estate constituting the Operating Assets and any affected real and personal property lessors under the Access Agreement consenting to the Customer’s rights under the Access Agreement; and

1.3 The Company consummates the Restructuring on or before December 31, 2007 on substantially the terms set forth in the Term Sheet.

If the Conditions Precedent are not satisfied by December 31, 2007, this Agreement and the Access Agreement shall terminate unless the Parties otherwise agree in writing, provided that Paragraphs 3.4 and 3.8, Article XV and Article XVI of this Agreement will survive if the Effective Date does not occur. Notwithstanding the Agreement’s termination under the immediately preceding sentence, the Company’s and the Customer’s obligations to continue to perform in accordance with the terms of the Purchase Orders shall continue in full force and effect.

Article II. Term.

Subject to the occurrence of a Default under Article XIV herein (in which case the Parties respective rights and obligations shall be governed by Article XIV) this Agreement shall continue in full force and effect for a period of time commencing on the Effective Date and continuing, in respect of any one or more of the Purchase Orders until the date upon which such Purchase Order expires (the “Term”).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Articles III. Amendments to Component Purchase Orders.

The following paragraphs shall be deemed an amendment to the respective Component Purchase Orders to which such paragraphs apply:

3.1 Price Increases. From and after January 1, 2008, the Customer grants base price increases on the Component Parts identified on the attached Exhibit A-1 in the amounts set forth on Exhibit A-1. From and after July 1, 2007, the Customer grants base price increases on the Component Parts identified on Exhibit A-2 in the amounts set forth in Exhibit A-2 (collectively, the price increases in Exhibits A-1 and A-2 are referred to as the “Price Increases”). As soon as commercially practicable after January 1, 2008 and July 1, 2007, as applicable, the Customer will amend the Component Purchase Orders for the Component Parts identified on Exhibits A-1 and A-2, respectively, to incorporate the Price Increases. In addition, each Component Purchase Order will be converted to a long-term contract in accordance with the Customer’s long-term contract provision, a copy of which is attached as Exhibit A-3, except that the Customer agrees that the long term contract provision’s price competitiveness requirement will not apply to the Component Purchase Orders through December 31, 2010.

3.2 Requirements Contracts. The Customer and the Company acknowledge and agree that the Component Purchase Orders covered by this Agreement, constitute requirements contracts within the meaning of Uniform Commercial Code § 2-306(1). The Customer shall purchase from the Company one-hundred percent (100%) of its requirements for Component Parts in accordance with the terms of the Component Purchase Orders; provided, however, the Customer shall be relieved of such obligation with respect to a Component Purchase Order that is the subject of a Supply Default, for which the Customer elects to exercise remedies under this Agreement, the Purchase Order(s), applicable law or equity in respect of such Component Purchase Order.

3.3 LTAs. For the period commencing on May 8, 2007 and continuing through December 31, 2010, the Customer waives all future long-term adjustments (“LTAs”) provided for under the Component Purchase Orders that otherwise would have become effective during such period. Notwithstanding the immediately preceding sentence, all LTAs in existence under the Component Purchase Orders on or before May 8, 2007 shall remain in full force and effect on and after May 8, 2007 in accordance with their terms. On and after January 1, 2011, all Component Purchase Orders that extend beyond December 31, 2010 and included LTAs (the “Original LTAs”) will have such Original LTAs reinstated at the amounts and at such times as previously set forth in the Component Purchase Orders, as set forth on Exhibit J-1. For those Component Purchase Orders that are extended beyond December 31, 2010 pursuant to Paragraph 3.8 below, such Component Purchase Orders will be deemed to incorporate a [*] effective January 1, 2011 and continuing on January 1 of each successive calendar year thereafter for the remaining Term of any Component Purchase Order. A schedule reflecting the LTAs in respect of the Component Purchase Orders referenced in Paragraph 3.8 below is set forth on Exhibit J-2.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.4 Materials Escalation/De-escalation. Commencing on July 1, 2007, the Customer’s metals market escalation/de-escalation program for copper and aluminum, as set forth on Exhibit C (the “Metals Policy”), shall apply to those Component Parts sold to the Customer after such date that incorporate copper and/or aluminum. Exhibit B sets forth the Component Parts that the Customer agrees will be covered by the Metals Policy effective July 1, 2007. The agreed upon metals weights for all Component Parts covered by the Metals Policy are set forth on Exhibit B and will be effective July 1, 2007. The Customer agrees that it will not assert a claim against the Company for amounts due and owing to the Customer as a result of discrepancies between the agreed upon metal weight for the Component Parts set forth on Exhibit B and the audited metals weight for the Component Parts for periods before July 1, 2007. The Customer agrees to adjustments to base prices as a result of the agreed upon metals weights effective January 1, 2008, as set forth on Exhibit B. The Company and the Customer acknowledge that the Metals Policy will apply until the earlier to occur of (a) the expiration or termination of the Term in respect of any one or more Component Purchase Orders, or (b) the Customer’s modification or discontinuation of the Metals Policy to the extent such discontinuance or modification is consistent with Customer’s policy as applied generally to the Customer’s supply base. This Paragraph 3.4 shall be deemed an amendment to each of the Purchase Orders to which this Section 3.4 applies and will survive if the Agreement does not become effective.

3.5 Parts to be Resourced. With respect to the Component Parts listed on Exhibit D, Customer and Company have agreed that Customer will purchase such parts from suppliers other than the Company as soon as reasonably practicable. From and after July 1, 2007, the Customer will pay the price for Component Parts as set forth on Exhibit A-2 for purchases from the Company.

3.6 Bid List. The Customer will offer the Company the opportunity to bid on new programs (for starters, alternators and hybrids only) that the Customer submits to its supply base for competitive bidding in accordance with the Customer’s standard policies and procedures; provided, however, the Customer’s award of any new business to the Company will be in the Customer’s sole discretion and predicated on the Company’s demonstration of competitiveness in respect of, among other criteria, design, technology, program timing requirements, quality, service, delivery and price (collectively, the “Production Criteria”).

3.7 Purchase Orders Continue. The Customer and the Company will continue to honor and perform in accordance with the terms and conditions of the Component Part Purchase Orders (including modification to such Component Purchase Orders as specified in this Agreement) and the Service Purchase Orders in effect as of the date hereof regarding the purchase and supply of Component Parts and Service Parts. Except as expressly modified by this Agreement and regardless of whether incorporated previously into the Purchase Orders, the terms and conditions of the Customer’s General Terms and Conditions of Purchase, a copy of which is attached to this Agreement as Exhibit E will govern and control; provided, however, in the event of any conflict between the terms of this Agreement and the General Terms and Conditions of Purchase or respective Purchase Order, the terms of this Agreement will control. Without limiting the foregoing, Paragraph 13 of the General Terms and Conditions of Purchase as attached as Exhibit E will not apply to the Purchase Orders covered by this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.8 Purchase Order Extension. The Component Purchase Orders listed on the attached Exhibit F are hereby amended to extend their expiration dates to the applicable dates set forth on Exhibit F and shall be subject to the terms of this Agreement. This Paragraph 3.8 shall be deemed an amendment to each of the Purchase Orders which will survive if the Agreement does not become effective.

3.9 Retroactive Adjustment. Within forty-five (45) days of the Effective Date, the Customer shall pay to the Company such amounts that are due and owing to the Company as a result of the application of Paragraphs 3.1, 3.3 and 3.5 herein.

3.10 Cost Savings. The Company agrees to participate in the Customer’s Supplier Suggestion Program and any cost savings resulting from the Company’s participation in such program will be shared 20% to the Company and 80% to GM. Any cost savings resulting directly from the Customer’s suggestion(s) will be retained 100% by the Customer. The Parties agree to negotiate in good faith over the costs associated with any required capital investment and related costs incurred by the Company to implement any shared costs savings activity (made by the Customer, the Company or jointly) under the Supplier Suggestion Program. The Company and the Customer agree that any cost savings resulting directly from the implementation of the Company’s Relocation Plan will not be included in the Customer’s Supplier Suggestion Program.

Article IV. Right of Last Refusal.

4.1 GEN 5 V8 Starters. The Customer grants the Company a right of last refusal (“ROLR”) on the GEN 5 V8 starters, which constitute replacement parts for the GEN 4 starters currently produced by the Company (collectively, the “Replacement Parts”). The Customer will use commercially reasonable efforts to make a final award for the Replacement Parts by December 31, 2007, or as soon thereafter as is commercially practicable and consistent with the Customer’s program timing requirements for the Replacement Parts.

4.2 Mechanics of ROLR:

(i)	Customer will submit to prospective bona-fide suppliers, including the Company, a request for quotation (the “RFQ”) for the Replacement Parts, in accordance with its customary procedures.

(ii)	The RFQ shall contain a copy of the Customer’s Statement of Requirements (the “SOR”) for the Replacement Parts and the Company shall acknowledge in writing to the Customer its receipt of the SOR within seven (7) business days of its receipt of the SOR (the “SOR Acknowledgment”).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii)	If the Company wishes to exercise the ROLR, then at all times during the Customer’s RFQ process, the Company must participate in such process, including any developmental work, the advance purchasing/engineering process and the submission of bids, on the same basis as other potential suppliers to the Customer of the Replacement Parts. If at any time during the Customer’s RFQ process, the Customer determines, in the exercise of its reasonable discretion, that the Company has failed, in any manner, to participate on the same basis as other potential supplier(s) of the Replacement Parts (including, without limitation, providing 1804 piece price cost breakdown forms for the subject Replacement Parts consistent with current practices), and if such failure is not cured by Company within five (5) business days after receipt of written notice from Customer of such deficiency, the Customer may disqualify the Company from the RFQ process by informing the Company in writing of such disqualification, and the ROLR with respect to that particular RFQ will be null and void and of no further force and effect, and the Company will have no further rights with respect thereto.

(iv)	Assuming the Company has not been disqualified pursuant to Paragraph 4.2(iii) above, then as set forth in the RFQ, the Company must submit to the Customer in accordance with the timeline established by the RFQ its proposal (the “Company’s Proposal”) for supply of the Replacement Parts, as applicable. The Company’s Proposal must, at a minimum, comply in all respects with the Customer’s SOR. If the Customer determines at any time that the Company’s Proposal fails in any manner to comply with the Customer’s SOR, the Customer will notify the Company in writing of such determination and the Company will have five (5) business days to address such non-compliance. If Company does not comply within five (5) days after such notice, the Company will have no further ROLR rights with respect to such RFQ. Conversely, absent written notification by Customer to Company that the Company’s Proposal does not comply with the SOR, the Customer will then evaluate, on the same basis as the Customer evaluates other prospective supplier(s), whether the Company’s Proposal is competitive in terms of the Production Criteria.

(v)

In the event the Customer determines, in the exercise of its reasonable discretion and in good faith, that a proposal, other than the Company’s Proposal, is more favorable with respect to the SOR and/or any one or more of the Production Criteria (the “Favorable Proposal”), the Customer agrees to notify the Company in writing of the material terms (including price, other financial considerations, material content, investment, timing, non-proprietary technology and the existence of proprietary technology) of the Favorable Proposal (the “Terms Notice”). The Terms Notice will require the Company to notify the Customer within seven (7) business days in writing whether the Company wishes and is able to supply the Replacement Parts on the same terms as the Terms Notice.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Notwithstanding anything contained herein to the contrary, if the Customer determines the Company can not match the Favorable Proposal due to the existence of a proprietary technology and/or a unique design, technology or process not already possessed by the Company, then instead of providing the Company a Terms Notice, the Customer shall inform the Company of this determination in writing and the ROLR with respect to that particular RFQ shall be null and void and of no further force and effect, and the Company will have no further rights with respect thereto.

(vi)	Following the Company’s receipt of a Terms Notice from the Customer, the Company will notify the Customer in writing within seven (7) business days of its willingness and ability to supply the Replacement Parts on such terms. If the Customer, in good faith, is concerned about the Company’s ability, for any material reason, to supply the Replacement Parts in accordance with the Terms Notice (the “Company’s Ability”), then the Customer may request further assurances from the Company of the Company’s Ability (the “Further Assurances”). Such Further Assurances may consist of financial information, data regarding labor costs, availability of work force, supply of raw materials or such other information the Customer may reasonably request.

(vii)	If the Company notifies the Customer that it is willing and able to supply Replacement Parts in accordance with the Terms Notice, and, if the Customer requests Further Assurances as provided above and the Company is able to provide such Further Assurances of the Company’s Ability to the reasonable satisfaction of the Customer within five (5) business days after such request, the Customer will award to the Company the Replacement Parts.

(viii)	If the Company fails to timely respond to the Terms Notice or notifies the Customer that it is unwilling or unable to supply the Replacement Parts on such terms, the ROLR with respect to that particular RFQ will be null and void and of no further force and effect; the Company will have no further rights with respect thereto and the Customer may source the Replacement Parts on terms no less favorable to the Customer than those set forth in the Terms Notice.

(ix)	Under no circumstances will the Customer be responsible for any payments to the Company in the event that the Company fails to exercise the ROLR or if the Company cannot supply the Replacement Parts in accordance with the Terms Notice.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article V. Restructuring Plan; Relocation Plan.

5.1 Restructuring Plan. The Company shall use commercially reasonable efforts to consummate the Restructuring on substantially the same terms set forth in the Term Sheet.

5.2 Relocation Plan. The Customer hereby approves the Company’s Component Part production relocation plan as set forth in Exhibit H (the “Relocation Plan”); provided, however, the Company agrees that the implementation of the Relocation Plan will be (a) without any additional costs to the Customer, including any costs associated with the building of any required inventory banks or any other costs incurred by the Company in transitioning the business with the specific exception of any freight differential, which shall become an adjustment (as agreed upon) to the base price at the time of relocation of production, and (b) in compliance with all of the Customer’s processes and procedures regarding the transitioning of business, including obtaining the Customer’s prior approval and submitting a detailed plan reasonably acceptable to the Customer outlining the proposed transition before effectuating any such transition.

Article VI. Intellectual Property.

6.1 License. This subparagraph is not intended to modify any rights granted to the Customer under the Purchase Orders or the Access Agreement, but is intended to expand those rights. Subject to the terms and conditions herein, the Company hereby grants the Customer a non-exclusive worldwide, irrevocable, fully-paid license to use Intellectual Property necessary for the manufacture or production of the Component and Service Parts for the Customer’s use and/or use by third parties (the “License”). The Customer’s right to use the License shall include the right to grant one or more third parties sublicenses for the manufacture of the Component and Service Parts for the duration of the Component and Service Parts’ program life; provided, however, that any sublicensee must satisfy the terms of this Agreement and sublicensing will have no effect on the Customer’s obligations under this Agreement.

(i)	Right to Use License. The Customer agrees that neither it nor its sublicensees will utilize the License unless and until such time as a Supply Default occurs in respect of one or more of the Purchase Orders and the Customer notifies the Company it has elected to resource one or more of the Component and/or Service Parts from the Company as a result of such Supply Default. The Customer agrees to limit the use of the License solely to the purpose of purchasing the same Component and/or Service Parts, as the case may be, and such use shall be restricted to the specific Component and/or Service Part(s) and the Purchase Order(s) of which the Company is in default (unless the Customer has exercised the Right of Access under the Access Agreement, in which case the License will apply to those Component, Service and/or Replacement Parts, as applicable, produced at the Facility at which the Customer exercises the Right of Access). The Customer and its sublicensee will execute such documents as are customary and reasonably requested by the Company to protect its Intellectual Property rights in order to memorialize and implement the above understanding; provided, however, the Customer’s and the Company’s inability to reasonably agree upon mutually acceptable documentation will not deprive the Customer or its sublicensee of the use and enjoyment of the License.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	No Royalty. For all purposes, the Company has been fully paid for the License and no royalties, fees, payments, charges or other consideration shall be due from the Customer on account of the License or this Agreement or the Customer’s (or sublicensee’s) use of the License or other rights granted pursuant to this Agreement.

(iii)	Protection of Ownership. The Customer shall treat and preserve the Intellectual Property in accordance with the same practices employed by the Customer to safeguard its own intellectual property against unauthorized use and disclosure. The provisions of this paragraph survive the expiration or termination of this Agreement.

(iv)	Intellectual Property. For purposes of this Agreement, “Intellectual Property” means all now existing or hereafter acquired patents, copyrights, inventions, licenses, discoveries, processes, know-how, techniques, trade secrets, designs, specifications and the like (regardless of whether such items are now patented or registered, or registerable, or patentable in the future), and all technical, engineering, or other information and knowledge, production data and drawings, which are used in the manufacture, production or assembly of the Component and Service Parts (and Replacement Parts, if applicable), including without limitation, all items, rights and property defined as “intellectual property” under 11 U.S.C. Section 101, as amended from time to time, in each case to the extent used in the manufacture or production of the Component and Service Parts. The License does not include the right for Customer or its sublicensee to use the Company’s interest in the Remy Tradenames (as defined in the Tradename License Agreement among the Customer and various other parties dated July 31, 1994 (the “Tradename License Agreement”)) or the Company’s interest in the Remy Trademarks (as defined in the Trademark License Agreement among Customer and various other parties dated July 31, 1994 (the “Trademark License Agreement”)).

6.2 Delco Remy. The Company acknowledges and agrees that the Customer owns all right, title and interest to the Delco Remy Trademarks (as defined in the Trademark License Agreement). The Company’s rights under the Trademark License Agreement to use the Delco Remy Trademark shall automatically terminate as to the Component and Service Parts manufactured under the applicable Purchase Order without further action by the Customer upon the occurrence of a Supply Default; provided, however, Company may continue to use without payment to Customer on a non-exclusive basis the Delco Remy Trademarks for the purpose of selling its then existing finished good inventory of the applicable Component Parts and Service Parts until the earlier of (i) sixty days after the occurrence of such Supply Default or (ii) the depletion of the Company’s finished good inventory of such Component Parts or Service Parts.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Upon the occurrence of a Default other than a Supply Default, the Company’s rights under the Trademark License Agreement to use the Delco Remy Trademarks shall automatically terminate without further action by Customer; provided, however, the Company may continue to use without payment to Customer on a non-exclusive basis the Delco Remy Trademarks for the purpose of selling its then existing finished good inventory of Component Parts and Service Parts that are the subject of the Trademark License Agreement until the earlier of (i) sixty days after the occurrence of such Default, or (ii) the depletion of the company’s finished good inventory of the applicable Component Parts or Service Parts. Except as provided in the immediately preceding sentence, nothing contained herein modifies or amends the terms of the Trademark License Agreement.

Article VII. Cooperation in Resourcing Business.

In the event that a resourcing under any one or more of the Purchase Orders becomes necessary as a result of a Supply Default, the Company shall, at the request of Customer, cooperate and use its commercial best efforts in assisting the Customer in an orderly transition of the parts covered by the Purchase Order(s) in default and, to the extent developed, provide to the Customer or the Customer’s sublicensee/supplier, as applicable, program launch files, data engineering drawings, tooling data or other information necessary to support the resourcing to replacement suppliers of the Customer’s choosing at no cost to the Customer and, in each case, subject to the Customer’s and/or its sublicensees/suppliers’ execution with the Company of customary confidentiality and non-disclosure agreements.

Article VIII. Intentionally Omitted

Article IX. Financial Information and Access.

The Company agrees to provide to the Customer quarterly financial statements and financial covenant compliance certificates at such time and in the same form, content and presentation as sent to the New Lenders, along with any schedules necessary to illustrate the Company’s compliance with the covenants contained in its loan agreements and bond indentures. The Company further agrees that upon three (3) days prior written notice, (24 hours if a Termination Default occurs) the Customer’s designees and their agents and representatives, shall have access to the Company’s operations, books and records at any time during regular business hours, or outside of regular business hours upon reasonable request and prior notice, for the purposes of meeting with the Company’s representatives and monitoring the Company’s compliance with the terms of, this Agreement, and any other agreements and contracts between the Company and Customer including the Purchase Orders. For clarity, the Company shall not be required to disclose any information regarding any of the Customer’s competitors. Except to the extent that the Customer is required under applicable legal, governmental, regulatory or administrative process or proceeding to disclose confidential financial information concerning the Company, the Customer shall keep all financial information confidential and shall not use or disclose such information to any third party outside of the Customer without the prior written consent of Company. In the case where the Customer is required to disclose financial information concerning the Company, the Parties will reasonably cooperate with each other in

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

obtaining a mutually agreed protective order or other arrangement pursuant to which confidential treatment will be accorded to that confidential information that the Customer is required to disclose. This Article shall terminate and have no force and effect at such time as Company is a reporting Company under the Securities Exchange Act of 1934.

Article X. Customer Owned Property.

10.1 Customer Tooling. The Customer acknowledges and agrees that all tooling, dies, test and assembly fixtures, jigs, gauges, patterns, casting patterns, cavities, molds, and documentation, including engineering specifications and test reports, together with any accessions, attachments, parts, accessories, substitutions, replacements, and appurtenances are owned by the Company except for those items set forth on Exhibit I (such items set forth on Exhibit I, the “Customer Tooling”). The Company acknowledges that the Customer Tooling is owned by Customer and is being held by the Company, or to the extent the Company has transferred Customer Tooling to third parties, by such third parties, as the Customer’s bailees at will. Additionally, Customer Tooling does not include any tooling manufactured by the Company or at the Customer’s request on or after the date of the Effective Date of this Agreement under a purchase order for the Customer unless and until such tooling has been fully paid for by the Customer in accordance with the applicable tooling purchase order.

10.2 Supplier Owned Tooling Purchase Option. Following the occurrence of a Supply Default, if the Customer elects to resource any one or more of the Component or Service Parts supplied to it under the applicable Purchase Order, the Customer shall have the right to purchase (the “Supplier Tooling Purchase Option”) the tooling owned by the Company that (i) does not constitute Customer Tooling and (ii) is necessary for the production of Component or Service Parts under the applicable Purchase Order, as the case may be, (the “Supplier Owned Tooling”), free and clear of all liens and security interests, including, without limitation, the New Lender Security Interests. Notwithstanding the foregoing, in the event the Customer exercises the Right of Access, the Supplier Tooling Purchase Option may not be exercised (x) during the Sale Period or (y) after the Sale Period to the extent a letter of intent or purchase agreement has been executed by a Qualified Buyer during the Sale Period; provided, that in the case of this clause (y), such Supplier Tooling Purchase Option may be exercised by Customer if a closing does not occur within a commercially reasonable time after such letter of intent or purchase agreement, as the case may be, is executed.

10.2.1 Purchase Price. The purchase price (the “Supplier Tooling Purchase Price”) for the applicable Supplier Owned Tooling shall be the Company’s net book value for such Supplier Owned Tooling. Following payment by the Customer to the New Financing Agent of the Supplier Tooling Purchase Price, by wire transfer in immediately available funds, the Company will transfer to the Customer the applicable Supplier Owned Tooling, free and clear of all such liens and security interests, but otherwise on an as-is where-is basis, unless otherwise agreed to between the Company and the Customer.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.2.2 Exercise of Option. The Supplier Tooling Purchase Option must be exercised within ninety (90) days of (a) a Supply Default in respect of which the Customer does not exercise its rights under the Access Agreement or (b) in the case of the Customer’s exercise of its rights under the Access Agreement, the expiration or termination of the Sale Period. The closing of the Supplier Tooling Purchase Option will occur within two (2) business days following the date on which the Company no longer requires use of the applicable Supplier Owned Tooling. To the extent that the applicable Supplier Owned Tooling is used by the Company for the production of parts for the Company’s customers other than the Customer (such other customers are referred to herein collectively as the “Impacted Customer” and such non-dedicated tooling is referred to as the “Non-Dedicated Tooling”), the Customer may not exercise the Supplier Tooling Purchase Option in respect of such Supplier Owned Tooling unless (i) each Impacted Customer delivers a consent in writing to the exercise of the Supplier Tooling Purchase Option and (ii) in the event the Company is not in default under the applicable purchase order or supply contract between the Company and the Impacted Customer, the Impacted Customer delivers a written acknowledgement reasonably satisfactory to the Company that the Company is released of its obligation to manufacture parts on and after Customer’s purchase and removal of the Non-Dedicated Tooling to the extent such Non-Dedicated Tooling is necessary for such production. The Company agrees to exercise its commercial best efforts to obtain promptly such consent(s) as may be reasonably necessary to effectuate the Supplier Tooling Purchase Option relating to Non-Dedicated Tooling.

10.3 Interest in Customer Tooling. No person or entity other than the Customer has any right, title or interest in Customer Tooling other than the Company’s right to utilize Customer Tooling in the manufacture of Component and Service Parts pursuant to the terms of the Purchase Orders and subject to the Customer’s right to take possession of Customer Tooling in its unfettered discretion.

10.4 Immediate Possession and Access to Customer Tooling. Subject to the terms of this Agreement and the applicable Purchase Order, and in the event the Customer exercises the Right of Access, subject to the expiration or termination of the Sale Period, the Customer and its respective designee(s) shall have the right to take immediate possession of Customer Tooling at any time without further payment of any kind from the Customer to the Company should the Customer elect to exercise such right, and the Company agrees to cooperate with the Customer in taking possession of Customer Tooling. Again subject to the terms of this Agreement, and in the event the Customer exercises the Right of Access, subject to the expiration or termination of the Sale Period, effective immediately upon written notice to the Company, without further notice or court hearings, which rights, if any, are hereby waived, the Customer (or its respective designee(s)) shall have the right to immediately enter the premises of the Company and take possession of any and all Customer Tooling, and the Company agrees to provide the Customer or its designee(s) with such access, provided Customer is not in default of this Agreement or any Purchase Order. The Customer shall be responsible for all shipping costs associated therewith.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XI. Bankruptcy Filing.

The Parties acknowledge that the Company obtaining Bankruptcy Court approval of the assumption of this Agreement, the Access Agreement and the Purchase Orders under Section 365 of Chapter 11 of Title 11 of the United States Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”) is a condition precedent to the Effective Date. The Company has proposed that the assumption approval occur in connection with, and effective upon, the confirmation of its joint prepackaged plan of reorganization (the “Prepackaged Plan”). The Parties agree that the timing of seeking and obtaining the Bankruptcy Court’s approval of the assumption of this Agreement, the Access Agreement and the Purchase Orders shall be determined as follows.

To the extent the Company provides evidence reasonably satisfactory to the Customer that it has complied with all requirements of 11 U.S.C. § 1126(b) and other applicable law governing the prepetition solicitation of acceptance or rejection of a plan of reorganization, including, but not limited to (i) transmitting notice of the Prepackaged Plan to all creditors and equity security holders entitled to vote on the Prepackaged Plan, (ii) providing adequate time for such creditors and equity security holders to accept or reject the Prepackaged Plan, and (iii) providing adequate information, as defined in 11 U.S.C. § 1125(a), to each creditor and equity security holder entitled to vote on the Prepackaged Plan and has obtained acceptance of the Prepackaged Plan, the Company may proceed to obtain the Bankruptcy Court’s approval of the assumption of this Agreement, the Access Agreement and the Purchase Orders to be effective upon confirmation of the Prepackaged Plan. However, if the above conditions are not satisfied or if any “impaired” party in interest files an objection to confirmation of the Prepackaged Plan, which objection is not resolved or withdrawn within five (5) business days after the filing thereof, or any creditor or equity security holder entitled to vote on the Prepackaged Plan files a motion requesting authority to change or withdraw its acceptance of the Prepackaged Plan, such that the Company would have insufficient votes to confirm the Prepackaged Plan, upon the written request from the Customer, as promptly as possible, but in no event more than ten (10) days after the Customer’s written request, the Company will file with the Bankruptcy Court a motion seeking the assumption of this Agreement, the Access Agreement, and the Purchase Orders in accordance with 11 U.S.C. § 365 and exercise its commercially reasonable efforts to obtain an expedited hearing on the approval of such motion.

The Parties acknowledge that the provisions of this Article XI are an essential component of this Agreement, and further acknowledge that the concessions granted by Customer are expressly in reliance on this provision which is central to the bargain struck by the Parties and without which the Customer would not have entered this Agreement.

Article XII. Inventory Banks.

Upon the Customer’s written request, the Company agrees to build for the Customer an inventory bank of Component and Service Parts. The Company will ship inventory bank parts, as they are produced, to a location designated in writing by the Customer and the Customer will pay for same in accordance with the provisions of the applicable Purchase Orders. The Company’s obligation to build a parts bank is subject to (a) reasonably applied internal capacity limitations as would be expected of other suppliers to the Customer (e.g., machine capacity and manpower limitations); and (b) availability of financing from either the Company’s working capital lender(s) or the Customer.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XIII. Access Agreement.

Simultaneously with the execution of this Agreement, the Company will execute and deliver to the Customer an Access Agreement (the “Access Agreement”) in form and content satisfactory to the Customer, which Access Agreement will be acknowledged by Agents and lessors owning the equipment and real property constituting the Operating Assets and any affected real and personal property lessors.

Article XIV. Defaults.

On and after the Effective Date, the occurrence of any one or more of the following constitutes a default (a “Default”) hereunder unless the Customer, in each instance, agrees to a written waiver or deferral thereof:

14.1	The Supplier repudiates or breaches any provision of any Purchase Order in any respect, and as a result of such repudiation or breach, there is (i) an interruption or (ii) a substantial likelihood that the Customer’s production will be imminently interrupted, at any one or more of the Customer’s assembly plants world wide; provided, however, it will not be a Supply Default if the event causing such repudiation or breach is a Force Majeure Event (a “Supply Default”);

14.2	The Company materially breaches this Agreement or the Access Agreement, which breach is not cured within twenty (20) days after it receives written notice thereof by the Customer; provided, however, that such cure period only shall be applicable if the Company can reasonably cure such breach within such twenty (20) day period and such breach is not directly caused by a Force Majeure Event;

14.3

An “event of default” occurs under a New Financing Agreement, which “event of default” is neither cured, waived nor subject to a forbearance agreement before the later to occur of (a) the expiration or termination of the time frame prescribed by the applicable New Financing Agreement for curing such “event of default” (if any), or (b) forty-five (45) days after the occurrence of such “event of default” under the New Financing Agreement, and the Company does not provide assurances adequate to Customer, in Customer’s reasonable discretion, that the Company will continue to have uninterrupted financing available sufficient to continue manufacturing Component Parts and Service Parts and to otherwise satisfy its obligations under the Purchase Orders and this Agreement (and the

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

parties agree that a debtor-in-possession financing facility that in Customer’s reasonable discretion, provides uninterrupted financing sufficient to continue manufacturing Component Parts and Service Parts and to otherwise satisfy its obligations under the Purchase Orders and this Agreement shall constitute such a financing source);

14.4	An “event of default” occurs under a New Financing Agreement, which “event of default” is neither cured, waived nor subject to a forbearance agreement before the later to occur of (a) the expiration or termination of the time frame prescribed by the applicable New Financing Agreement for curing such “event of default” under the New Financing Agreement (if any), or (b) forty-five (45) days after the occurrence of such “event of default” under the New Financing Agreement, and the Company requests any additional accommodations from Customer other than those provided herein. For clarity, an “additional accommodation” does not include resolution of customary commercial claims arising in the ordinary course of business but, for the avoidance of doubt, would include, without limitation, requests for price increases and changes to payment terms;

14.5	An “event of default” occurs under a New Financing Agreement, and the applicable New Lender discontinues funding the Company under the New Financing Agreement and the Company is unable to provide assurance adequate to Customer in Customer’s reasonable discretion that the Company will continue to have liquidity available sufficient to continue manufacturing Component Parts and Service Parts and to otherwise satisfy its obligations under the Purchase Orders and this Agreement (and the parties agree that a debtor-in-possession financing facility that in Customer’s reasonable discretion, provides uninterrupted financing sufficient to continue manufacturing Component Parts and Service Parts and to otherwise satisfy its obligations under the Purchase Orders and this Agreement shall constitute such liquidity);

14.6	A Chapter 7 petition under the Bankruptcy Code is filed by or against Supplier or if any Chapter 11 petition filed by or against Supplier is subsequently converted to Chapter 7 (notwithstanding the foregoing, in the event of an involuntary Chapter 7 petition being filed against Supplier, a Default will not occur unless an Order for relief is entered in the Chapter 7 case without the case being converted to Chapter 11); or

14.7

The applicable New Financing Agent in respect of the New Financing Agreements, on the New Lenders’ behalf, commences foreclosure or similar collection action with respect to the liens, security interests or mortgages granted by the Company in connection with the New Financing

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreements in connection with either the Operating Assets or assets comprising a material portion of the Supplier’s assets, or a monetary default occurs under any of the Leases and such default is not waived or cured within any applicable cure period.

Upon the occurrence of a Supply Default, the Customer may exercise any one or more of the remedies available to the Customer under an affected Purchase Order, this Agreement (including, for the avoidance of doubt, the Customer’s rights under Articles VI, VII and X herein and the Customer’s right to exercise the Right of Access as to the applicable Facility), applicable law or equity. Upon the occurrence of an event described in paragraphs 14.2, 14.3, 14.4, 14.5, 14.6 and 14.7 (collectively, a “Termination Default”), the Customer may, at its election, exercise any one or more of the following remedies (i) resource any one or more of the Component and/or Service Parts and exercise any one or more of the remedies available to the Customer under its Purchase Orders, this Agreement (including, for the avoidance of doubt, the Customer’s rights under Articles VI, VII and X herein), applicable law or equity, and/or (ii) exercise the Right of Access as to any one or more of the Facilities. For clarity, upon a Termination Default, (x) to the extent the Customer elects to continue to purchase such Component Parts from the Company (including any inventory bank), the Company will continue to manufacture and deliver to the Customer such parts in accordance with the pricing terms of this Agreement, and (y) the Customer shall be relieved of any obligations under Paragraph 3.2, 3.3, 3.6, 3.8 and Article IV of this Agreement. Notwithstanding the foregoing, but subject to Article XXXI below, each party shall be entitled to seek to enforce any right available to it under applicable law or equity as a result of a breach of any term hereof. The Company agrees to promptly provide the Customer with written notice of the occurrence of any event of default under the New Financing Agreements.

Article XV. Ultra-Quiet Claim Resolution.

Within thirty (30) days of the Parties’ execution of this Agreement, the Customer agrees to pay to the Company by wire transfer in immediately available funds (pursuant to the Company’s written wire transfer instructions) the sum of $[*] in full and final satisfaction of all claims arising out of or in any way relating to the ultra-quiet generator program (collectively, the “Ultra-Quiet Claims”). In consideration of the Customer’s execution of this Agreement and related agreements, the Company hereby immediately releases, remises, acquits and forever discharges the Customer and its current and former officers, directors, employees, shareholders, members, partners, attorneys, agents, representatives, affiliates, parents, subsidiaries, sister corporations, joint venturers, predecessors, successors and assigns, of and from any and all claims, demands, disputes, actions, causes of action, judgments, awards, obligations, liabilities, damages (including compensatory, punitive and/or exemplary), injuries, losses, costs, fees (including attorney fees) and expenses, of any nature, kind and character, whether known or unknown, foreseen or unforeseen, fixed or contingent, in law or in equity, civil or criminal, which they had, have or may later discover, arising out of, connected to or in any way related to the Ultra-Quiet Claims.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XVI. [*] (“[*]”).

In consideration of the Customer’s execution of this Agreement, the Company hereby releases the Customer from any and all claims related to [*] accrued up through December 31, 2006. By entering into this Agreement, the Company does not waive, nor does the Customer admit, any liability with respect to [*] claims accruing on and after January 1, 2007, in connection with existing agreements, which shall remain in effect.

Article XVII. Severability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only as broad as is enforceable. Any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

Article XVIII. Governing Law.

This Agreement is governed by the internal laws of the State of Michigan, and will be construed and interpreted in accordance with its laws, notwithstanding its conflict of laws, principles or any other rule, regulation or principle that would result in the application of any other state’s law.

Article XVIX. Further Assurances.

Upon request, the Parties agree to furnish to each other such further information, to execute and deliver to each other such other documents, and to do such other acts and things, all as the other Party may reasonably request for the purposes of carrying out the intent of this Agreement and the documents referred to in this Agreement.

Article XX. Counterparts.

This Agreement may be executed in any number of identical counterparts, no one of which needs to be executed by all the Parties; and this Agreement shall be binding upon all the Parties with the same force and effect as if all the Parties had signed the same document, with each such signed counterpart constituting an original. Facsimile signatures will constitute original signatures for all purposes under this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XXI. Binding Authority.

Each Party represents to the other that it has full power and authority to enter into this Agreement and that the persons signing below on behalf of each such Party have been duly authorized to execute this Agreement.

Article XXII. Successors.

The Parties acknowledge that each and every covenant, warranty, release and agreement contained herein shall inure to the benefit of, and be binding upon, the agents, subsidiaries, employees, officers, directors, assigns, and successors in interest of the Parties. The Company acknowledges and agrees that it may not assign its rights under this Agreement without the prior express written consent of the Customer, which consent will not be unreasonably withheld.

Article XXIII. No Third-Party Beneficiaries.

This Agreement is for the sole benefit of and binding upon the Parties, the New Financing Agent, the New Lenders and their respective successors and permitted assigns; and nothing herein express or implied, is intended to or shall confer upon any other person or entity any legal right or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Article XXIV. Amendments.

This Agreement may be amended only by a writing signed by both Parties.

Article XXV. Costs.

The Company will reimburse the Customer for the Customer’s actual professional fees and costs incurred in connection with the negotiation, drafting and implementation of this Agreement and the Access Agreement. Without limiting the above, the monthly fees and costs will be reimbursed on a monthly basis in an amount not to exceed $50,000 per month. To the extent that the professional fees and costs incurred exceed the sum of $50,000 per month, such excess professional fees and costs may be carried forward to the following month, provided that in no event (absent the occurrence of a Default) will Supplier be responsible to reimburse GM for professional fees and costs incurred in an aggregate amount greater than $500,000. The first $50,000 monthly reimbursement will begin with the first Customer payment following the signing of this Agreement. The Company acknowledges and agrees that the Customer may effectuate reimbursement of the actual professional fees and costs incurred by instituting a debit against the Customer’s accounts payable owing to the Company. The Company and the Customer acknowledge that the Company shall be entitled to a credit for amounts debited for professional fees as of the date of this Agreement against the $500,000 amount, which credit represents professional fees and costs incurred by the Customer in connection with this Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XXVI. Conflicts.

In the event of any conflict or dispute between the terms and conditions of this Agreement and the terms of any Purchase Order or General Terms and Conditions of Purchase, the terms of this Agreement shall control.

Article XXVII. Notices.

Any notice or other instrument to be given hereunder shall be in writing and, except as otherwise provided in this Agreement, shall be deemed to be duly given if mailed, delivered by hand or sent by facsimile to the party to whom such communication is intended to be given and any notice so delivered or sent shall be deemed to have been duly given at the time of service on the day on which it was so delivered or sent, and if mailed, shall be deemed to be given three (3) days following the date of mailing. Until changed by notice in the manner described above, the addresses of the parties for the purpose of notice is as follows:

If to the Customer:	General Motors Corporation
Worldwide Purchasing
Mail Code: 480-206-136
30009 Van Dyke
Warren, Michigan 48090-9025
Attention: Mark W. Fischer
Facsimile: (586) 575-3404

With a copy to:	Honigman Miller Schwartz and Cohn LLP
2290 First National Building
660 Woodward Avenue
Detroit, Michigan 48226
Attention: Robert B. Weiss, Esq.
Facsimile: (313) 465-7597

If to Company:	Remy Inc.
2902 Enterprise Drive
Anderson, IN 46013
Attn: President
Facsimile: (765) 778-6515

With a copy to:	Remy Inc.
2902 Enterprise Drive.
Anderson, IN 46013
Attn: Legal Department
Facsimile: (765) 221-6175

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XXVIII. Relationship of the Parties.

Nothing in this Agreement shall be construed to place the Parties in a relationship of partners or joint ventures, nor does this Agreement make either Party the agent or legal representative of the other for any purpose whatsoever. The Parties further agree that no representation shall be made by either Party that would create an apparent agency, employment, partnership or joint venture. Neither Party shall have the authority, express or implied, to bind the other in any manner whatsoever beyond this Agreement and respective Purchase Orders.

Article XXIX. Headings.

The headings used in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

Article XXX. Confidentiality.

The Parties understand that, in connection with performing under this Agreement, each Party has disclosed or may disclose confidential and proprietary information relating to either Party’s business or operations, including without limitation, designs, technologies, and sensitive financial information (collectively, the “Confidential Information”). The Parties therefore agree, on behalf of themselves, their directors, officers, employees legal and financial advisors, (i) to not to disclose such Confidential Information, either directly or indirectly, to any third party, and (ii) not to use any such Confidential Information for any purpose other than performance of this Agreement without the prior written consent of the non-disclosing Party. The obligations in this Article shall not apply to any: (i) information that either Party knows prior to the execution of this Agreement except any information which is the subject of unexpired confidentiality obligations of which the disclosing Party is previously aware; (ii) information that is publicly known, or becomes publicly known, through no breach by either Party; (iii) information that is rightfully obtained by either Party from any third party who has no duty of confidentiality to a Party to this Agreement of which the disclosing Party to this Agreement is previously aware; (iv) information that is independently developed by or for a receiving party completely apart from the disclosures hereunder; (v) information that is released pursuant to a binding court order or government regulation, provided that the receiving Party delivers a copy of such order or action to the other party and reasonably cooperates with the other Party if it elects to contest such disclosure or seek an appropriate remedy such as a protective order; or (vi) is otherwise necessary to prosecute or defend litigation or comply with applicable law, including regulatory filings, or otherwise establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is reasonably necessary.

Article XXXI. Dispute Resolution.

Before undertaking any legal action to enforce any provision of this Agreement, and subject to the existence of a bona fide dispute, the Parties shall attempt to settle claims or disputes arising in connection with this Agreement by good faith negotiations between senior management of each Party (except to the extent that such claim or dispute is the occurrence of a Default and as a result of such Default, there is (a) an interruption to the Customer’s production

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

at any one or more of its assembly plants world-wide, or (b) a substantial likelihood of an imminent interruption in the Customer’s production at any one or more of its assembly plants world-wide, in which case the Customer, at its election, may resort to the remedies set forth in Article XIV without regard to the applicability of this Article XXXI). If the dispute is not resolved by senior management within fifteen (15) days after delivery of a written request for such negotiations by either Party to the other (the “Written Request”), either Party may make a written demand (the “Demanding Party”) for mediation or other form of formal dispute resolution on which the Parties agree (the “Notice”) and specify therein in reasonable detail the nature of the dispute. If, within three (3) days thereafter, the Parties agree on a method of dispute resolution, then, within ten (10) days after receipt of the Notice, the receiving Party (the “Defending Party”) shall submit to the other a written response. If the parties do not agree on a method of dispute resolution, then either Party may resort to remedies available to such Party under this Agreement, the Purchase Orders, applicable law or equity. For clarity, the Notice and the response shall include: (i) a statement of the respective Party’s position and a summary of arguments supporting that position; and (ii) the name and title of the executive who will represent that Party and of any other person who will accompany the executive to meetings of the parties. Within fifteen (15) days after such written notification, the executives (and other parties, if any, named in the Notice or response) will meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. If the dispute is not resolved by the dispute resolution method on which the Parties agreed, either Party may, at its election, resort to any and all remedies available to such Party under this Agreement, the Purchase Orders, applicable law or equity. All reasonable requests for information made by one Party to the other will be honored promptly. All negotiations pursuant to this Paragraph are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

Article XXXII. No Waiver; Cumulative Remedies.

The Parties shall not, by any act, delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy under this Agreement or of any breach of the terms and conditions of this Agreement. A waiver by any Party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which a Party would otherwise have had on a subsequent occasion. No failure to exercise nor any delay in exercising on the part of any Party of any right, power, or privilege under this Agreement, shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by any other agreements or applicable law.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article XXXIII. Entire Agreement.

This Agreement, the Purchase Orders, and the Exhibits attached hereto constitute the entire agreement between the Parties with regard to the matters expressly addressed in this Agreement and with regard solely to such subject matter supersedes all prior oral and written representations, negotiations, understandings and agreements and there are no conditions to this Agreement (other than the Conditions Precedent) which are not expressed herein. This Agreement, the Purchase Orders and the Exhibits shall not operate to modify, terminate or supersede any other preexisting obligations or agreements between the Parties which are not the intended subject matter of this Agreement.

Article XXXIV. WAIVER OF JURY TRIAL.

THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. THE PARTIES EACH HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT OR ANY OTHER AGREEMENTS BETWEEN THE PARTIES. NO PARTY WILL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED.

Article XXXIV. Definitions.

The following terms shall have the following meaning:

“Access Agreement” has the meaning set forth in Article XIII herein.

“Agreement” has the meaning set forth in the preamble herein.

“Bankruptcy Code” has the meaning set forth in Article XI herein.

“Bankruptcy Court” means the United States Bankruptcy Court presiding over the Chapter 11 case of the Company.

“Company” has the meaning set forth in the preamble herein.

“Company’s Proposal” has the meaning set forth in Section 4.2(iv) herein.

“Company’s Ability” has the meaning set forth in Section 4.2(vi) herein.

“Component Part” has the meaning set forth in Recital A herein.

“Component Purchase Order” has the meaning set forth in Recital A herein.

“Conditions Precedent” has the meaning set forth in Article I herein.

“Confidential Information” has the meaning set forth in Article XXX herein.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Customer” has the meaning set forth in the preamble herein.

“Customer Tooling” has the meaning set forth in Section 10.1 herein.

“Default” has the meaning set forth in Article XIV herein.

“Defending Party” has the meaning set forth in XXXI herein.

“Demanding Party” has the meaning set forth in Article XXXI herein.

“Effective Date” has the meaning set forth in Article I herein.

“Facility” has the meaning ascribed in the Access Agreement.

“Favorable Proposal” has the meaning set forth in Section 4.2(v) herein.

“Force Majeure Event” means an event or occurrence beyond the reasonable control of Supplier and without its fault or negligence, including, but not limited to, acts of God, actions by any governmental authority, fires, floods, storms, explosions, riots, natural disasters, wars, labor or work stoppages, acts of terrorism, or inability to obtain power.

“Further Assurances” has the meaning set forth in Section 4.2(vi) herein.

“Impacted Customer” has the meaning set forth in Section 10.2.2 herein.

“Intellectual Property” has the meaning set forth in Section 6.1(iv) herein.

“Leases” has the meaning ascribed in the Access Agreement.

“License” has the meaning set forth in Section 6.1 herein.

“LTAs” has the meaning set forth in Section 3.3 herein.

“Metals Policy” has the meaning set forth in Section 3.4 herein.

“New Financing Agent” has the meaning set forth in Section 1.2 herein.

“New Financing Agreements” means the credit or financing agreements, including any notes (other than the New Third-Lien Notes), entered into by the Company simultaneously with the consummation of the Restructuring, as such agreements or notes may be amended, restated, supplemented, modified or extended from time to time in accordance with the terms thereof.

“New Lender Security Interests” has the meaning set forth in Section 1.2 herein.

“New Lenders” means the lenders under the New Financing Agreements.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“New Third-Lien Notes” has the meaning set forth in the Access Agreement.

“Non-Dedicated Tooling” has the meaning set forth in Section 10.2.2

“Notice” has the meaning set forth in XXXI herein.

“OPEB” has the meaning set forth in the heading of Article XVI hereof.

“Operating Assets” has the meaning set forth in the Access Agreement.

“Original LTAs” has the meaning set forth in Section 3.3 herein.

“Party” has the meaning set forth in the preamble herein.

“Prepackaged Plan” has the meaning set forth in Article XI herein.

“Price Increases” has the meaning set forth in Section 3.1 herein.

“Production Criteria” has the meaning set forth in Section 3.6 herein.

“Purchase Orders” has the meaning set forth in Recital B herein.

“Qualified Buyer” has the meaning ascribed in the Access Agreement.

“Relocation Plan” has the meaning set forth in Section 5.2 herein.

“Replacement Parts” has the meaning set forth in Section 4.1 herein.

“Restructuring” has the meaning set forth in Recital C herein.

“RFQ” has the meaning set forth in Section 4.2(i) herein.

“Right of Access” has the meaning ascribed in the Access Agreement.

“ROLR” has the meaning set forth in Section 4.1 herein.

“Sale Period” has the meaning ascribed in the Access Agreement.

“Service Parts” has the meaning set forth in Recital B herein.

“Service Purchase Order” has the meaning set forth in Recital B herein.

“SOR” has the meaning set forth in Section 4.2(ii) herein.

“SOR Acknowledgement” has the meaning set forth in Section 4.2(ii) herein.

“Supplier” has the meaning ascribed to in the Access Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Supplier Owned Tooling” has the meaning set forth in Section 10.2 herein.

“Supplier Tooling Purchase Option” has the meaning set forth in Section 10.2 herein.

“Supplier Tooling Purchase Price” has the meaning set forth in Section 10.2.1 herein.

“Supply Default” has the meaning set forth in Section 14.1 herein.

“Term” has the meaning set forth in Article II herein.

“Terms Notice” has the meaning set forth in Section 4.2(v) herein.

“Term Sheet” has the meaning set forth in Recital C herein.

“Termination Default” has the meaning set forth in Article XIV herein.

“Trademark License Agreement” has the meaning set forth in Section 6.1(iv) herein.

“Tradename License Agreement” has the meaning set forth in Section 6.1(iv) herein.

“Ultra-Quiet Claims” has the meaning set forth in Article XV herein.

“Written Request” has the meaning set forth in Article XXXI herein.

[SIGNATURES ON FOLLOWING PAGE]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their undersigned, duly authorized agents.

Remy Inc.	General Motors Corporation
(for itself and its affiliates and subsidiaries)	(for itself and its affiliates and subsidiaries)

By:	By:

Print Name:	Print Name:

Title:	Title:

Dated:	Dated:

Exhibit A-1, A-2 – Price Increases

Exhibit A-3 – Long Term Contract Provision

Exhibit B – Parts Subject to Metals Market Escalation/De-Escalation Policy

Exhibit C – Metals Market Escalation/De-Escalation Policy

Exhibit D – Part to be Resourced

Exhibit E – General Terms and Conditions of Purchase

Exhibit F – Purchase Order Extensions

Exhibit G – Term Sheet

Exhibit H – Component Part Production Relocation Plan of Company

Exhibit I – Customer Tooling

Exhibit J-1, J-2 – Long Term Adjustments (LTAs)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A-1

Price Increases

GM P/N	Customer Location	Program	Current Total Contract Price As of May 8, 2007 (Metals Valued on June 1, 2007) (Local Currency)	Current Base Price As of May 8, 2007 (Local Currency)	Local Currency	Less Metals Content Value at Original Contract Date (Local Currency)	Price Increase Adjustment Effective Jan. 1, 2008 (Local Currency)	Metals Audit Weights Price Adjustment Effective Jan. 1, 2008 (Local Currency)	New Base Price Effective Jan. 1, 2008 (Local Currency)
12587429	GM North America	Premium V8	[*]	[*]	US$	0.000000	6.037245	0.543086	[*]
12609480	GM North America	Inline 4, 5, and 6	[*]	[*]	US$	0.000000	0.178144	0.425877	[*]
12611114	GM North America	Gen 4 Small Block 6.0L/6.2L/ 7.0L - Corvette	[*]	[*]	US$	0.000000	0.000000	0.425877	[*]
12610635	GM North America	High Value V6	[*]	[*]	US$	0.000000	7.395954	0.156849 28.303676	[*]
12610637	GM North America	High Value V6	[*]	[*]	US$	0.000000	2.936801	0.156849	[*]
12610636	GM North America	High Value V6	[*]	[*]	US$	0.000000	7.145954	0.156849	[*]
12610637	CAMI	GMT191/192	[*]	[*]	US$	0.000000	0.000000	0.156849	[*]
12594440	GM North America	V6-3800	[*]	[*]	US$	0.000000	2.985097	0.156849	[*]
12609317	GM North America	L850	[*]	[*]	US$	0.000000	4.755292	0.156849	[*]
12610302	GM North America	Gen 1E (4.3L)	[*]	[*]	US$	0.000000	1.387698	0.156849	[*]
12611101	GM North America	Gen 1E (4.3L)	[*]	[*]	US$	0.000000	1.258728	0.156849	[*]
12617808	GM North America	Gen 1E (4.3L)	[*]	[*]	US$	0.000000	1.258728	0.156849	[*]
12611102	GM North America	Gen 4 - Small Block-4.8L/5.3L	[*]	[*]	US$	0.000000	1.918561	(0.032871)	[*]
12610300	GM North America	Gen 4 - Small Block-4.8L/5.3L	[*]	[*]	US$	0.000000	1.942715	(0.032871)	[*]
12617807	GM North America	Gen 4 - Small Block-4.8L/5.3L	[*]	[*]	US$	0.000000	1.918561	(0.032871)	[*]
15263858	GM North America	GMT800 (10 series)	[*]	[*]	US$	0.000000	0.000000	(0.860834)	[*]
15263859	GM North America	GMT610, H2, T800 HD	[*]	[*]	US$	0.000000	0.000000	(0.860834)	[*]
15847291	GM North America	GMT610	[*]	[*]	US$	0.000000	6.900912	(0.860834)	[*]
15845338	GM North America	GMT800 LLY (INA Pulley)	[*]	[*]	US$ 0.000000	0.000000	(0.860834)	52.534415	[*]
15225927	GM North America	GMT370 V8	[*]	[*]	US$	0.000000	6.988360	(0.860834)	[*]
12611995	GM North America	6.2L SC 3	[*]	[*]	US$	0.000000	0.000000	0.156849	[*]
15225928	GM North America	GMT360/ 370	[*]	[*]	US$	0.000000	4.254177	(0.870767)	[*]
15288860	GM North America	GMT360-SS	[*]	[*]	US$	0.000000	3.355270	(0.860834)	[*]
94665498	GM North America	GMT560 Family 3 w/L18	[*]	[*]	US$	0.000000	0.589604	(0.860834)	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A-1

Price Increases

94665497	GM North America	GMT560 Family 2 w/L18	[*]	[*]	US$	0.000000	4.706354	(0.860834)	[*]
94666589	GM North America	GMT560 Dual Alternator	[*]	[*]	US$	0.000000	0.000000	(0.860834)	[*]
15905874	GM North America	GMT900 145Amp	[*]	[*]	US$	0.000000	0.579416	0.000000	[*]
25877026	GM North America	GMT900 160Amp	[*]	[*]	US$	0.000000	0.000000	0.476905	[*]
25869451	GM North America	GMT900 145Amp	[*]	[*]	US$	0.000000	0.000000	0.778595	[*]
12594490	GM North America	LD Car	[*]	[*]	US$	0.000000	0.000000	0.156849	[*]
93374342	GMB Family I 1.8L	Gen 3	[*]	[*]	Brazilian Real	6.7999494	1.028040	0.000000	[*]
93374341	GMB	Family I 1.0/1.4/1.6L	[*]	[*]	Brazilian Real	6.311883	2.919828	0.000000	[*]
55556092	GME	Fam. 1	[*]	[*]	Euro	0.000000	0.000000	0.427240	[*]
55556245	GME	L850 (Opel)	[*]	[*]	Euro	0.000000	0.000000	0.605632	[*]
55556245	GME	L850 GME (Saab)	[*]	[*]	Euro	2.7214501	0.000000	0.605632	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A-2

Price Increases

Special Relief Parts

GM P/N	Customer Location	Program	Current Total Contract Price As of May 8, 2007 (Metals Valued on June 1, 2007) (Local Currency)	Current Base Price As of May 8, 2007 (Local Currency)	Local Currency	Less Metals Content Value at Original Contract Date (Local Currency)	Price Increase Effective July 1, 2007 (Local Currency)	New Base Price Effective July 1, 2007 (Local Currency)
12606096	GM North America	Big Block L18 (Pad Mount)	[*]	[*]	US$	0.000000	5.160361	[*]
12606097	GM North America	Big Block L18 (Flange Mount)	[*]	[*]	US$	0.000000	5.160361	[*]
12588052	GM North America	Gen 4 Small Block (6.0L)	[*]	[*]	US$	0.000000	3.629816	[*]
12610301	GM North America	Gen 4 Small Block 6.0L	[*]	[*]	US$	0.000000	3.629816	[*]
12611103	GM North America	Gen 4 Small Block 6.0L	[*]	[*]	US$	0.000000	3.629816	[*]
12617806	GM North America	Gen 4 Small Block 6.0L	[*]	[*]	US$	0.000000	3.629816	[*]
96497700	GMDAT	Matiz (M150 T3)	[*]	[*]	Korean Won	2,954.794586	2,350.305659	[*]
96467385	GMDAT	Matiz (M200 T3)	[*]	[*]	Korean Won	2,954.794586	2,313.353422	[*]
96643605	GMDAT	Damas/Labo	[*]	[*]	Korean Won	2,954.794586	6,313.183456	[*]
96469962	GMDAT	Gentra (T4)	[*]	[*]	Korean Won	2,954.794586	2,313.353422	[*]
96469960	GMDAT	Gentra (Fam-l)	[*]	[*]	Korean Won	2,954.794586	2,350.305659	[*]
96673023	GMDAT	Winstorm (HFV6)	[*]	[*]	Korean Won	2,992.941944	1,178.193036	[*]
55556092	GME	Fam. 1	[*]	[*]	Euro	0.000000	1.970563	[*]
55556245	GME	L850 (Opel)	[*]	[*]	Euro	0.000000	3.304679	[*]
55556245	GME	L850 (Saab)	[*]	[*]	Euro	3.334351	4.776630	[*]
12586764	Shanghai GM	L850 (W-Car)	[*]	[*]	RMB	16.846457	15.944831	[*]
12596233	Shanghai GM	L850 (W-Car)	[*]	[*]	RMB	16.846457	15.944831	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A-3

Long Term Contract Provision

Special Term: Long Term Contract

The term of this contract is for the period(s) of purchase indicated in the Line Item Detail on the face of this contract.

The price(s) for the goods are set forth in the Line Item Notes of this contract. No adjustments will be made for increases in Seller’s costs, including, but not limited to, increases in the costs for labor, material or overhead.

Seller shall assure that the goods remain competitive in terms of price, technology, design and quality with similar goods available to Buyer. If, in the reasonable opinion of Buyer, the goods do not remain competitive, Buyer, to the extent it is free to do so, will advise Seller in writing of the area(s) in which another product is more competitive with respect to price, technology, design or quality. If, within 30 days, Seller does not agree to immediately sell the goods at a competitive price, or, if applicable, with comparable technology, design or quality, Buyer may terminate this contract and purchase from another supplier without liability to Seller. In consideration for this, during the term of this contract, Buyer will not exercise its rights under Paragraph 13 (“Termination for Convenience”), except for terminations due to program cancellations or modifications.

Buyer and Seller will use their best efforts to implement cost savings and productivity improvements to reduce Seller’s costs, with the understanding that the savings (after financing) will be shared as follows: (i) Savings resulting from ideas generated solely by Buyer (including savings resulting from the reduction in the content of the goods) shall be for the sole benefit of Buyer; and (ii) savings resulting from ideas generated by Seller shall be shared in accordance with Buyer’s policy in effect at the time the suggestion is presented to Buyer. To see Buyer’s current supplier suggestion program go to

https://www.gmsupplypower.com/apps/supplypower/NASApp/spcds/CDSRetrieval?lob=purchase&subnav=library&togglefolder=6376

Special Term – Long Term Revised 5-6-2004	Page 1 of 1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

Parts Subject To Metals Market Escalation/De-escalation Policy

GM P/N	Customer Location	Program	Originally Subject To Metals Indexing As of May 8, 2007	Cu Content (Cu Weight)	Al Content (Al Weight)	Unit of Measure	Metals Content Value at Time of Original Contract Date (Local Currency)	Base Price Effective July 1, 2007 (Local Currency)	Local Currency	Adjustment/ Index Timing
12606096	GM North America	Big Block L18 (Pad Mount)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12606097	GM North America	Big Block L18 (Flange Mount)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12587429	GM North America	Premium V8	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12581305	GM North America	Inline 4, 5, and 6	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12609480	GM North America	Inline 4, 5, and 6	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12588052	GM North America	Gen 4 Small Block 6.0L	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12610301	GM North America	Gen 4 Small Block 6.0L	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12611103	GM North America	Gen 4 Small Block 6.0L	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12617806	GM North America	Gen 4 Small Block 6.0L	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12589986	GM North America	Gen 4 Small Block 6.0L/6.2L/7.0L - Corvette	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12611114	GM North America	Gen 4 Small Block 6.0L/6.2L/7.0L - Corvette	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12593612	GM North America	Gen 4 Small Block 6.0L - CTSV	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12603837	GM North America	V6 - 3800 (S/C)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12594441	GM North America	High Value V6	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12610635	GM North America	High Value V6	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12594495	GM North America	High Value V6 (Epsilon)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12610637	GM North America	High Value V6 (Epsilon)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12594493	GM North America	High Value V6 W Car	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12610636	GM North America	High Value V6 W Car	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12594495	CAMI	GMT191/192	Yes	[*]	[*]	lb	NA	[*]	US$	Semi Annual -Cu & Al (January 1/ July 1)
12610637	CAMI	GMT191/192	Yes	[*]	[*]	lb	NA	[*]	US$	Semi Annual -Cu & Al (January 1/ July 1)
12594440	GM North America	V6 (3800)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12596233	GM North America	L850	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12609317	GM North America	L850	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12581306	GM North America	Gen 1E (4.3L)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

Parts Subject To Metals Market Escalation/De-escalation Policy

GM P/N	Customer Location	Program	Originally Subject To Metals Indexing As of May 8, 2007	Cu Content (Cu Weight)	Al Content (Al Weight)	Unit of Measure	Metals Content Value at Time of Original Contract Date (Local Currency)	Base Price Effective July 1, 2007 (Local Currency)	Local Currency	Adjustment/ Index Timing
12610302	GM North America	Gen 1E (4.3L)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12611101	GM North America	Gen 1E (4.3L)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12617808	GM North America	Gen 1E (4.3L)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12604477	GM North America	Gen 4 Small Block 4.8L/5.3L	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12611102	GM North America	Gen 4 Small Block 4.8L/5.3L	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12610300	GM North America	Gen 4 Small Block 4.8L/5.3L	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12617807	GM North America	Gen 4 Small Block 4.8L/5.3L	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
10479047	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
1993947	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15744814	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12609352	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
1993964	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
1993963	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15744813	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12609351	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15035444	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15263858	GM North America	GMT800 (10 series)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15263859	GM North America	GMT610, H2, T800 HD	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15847291	GM North America	GMT610	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15845338	GM North America	GMT800 LLY (INA Pulley)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15225927	GM North America	GMT370 V8	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
12611995	GM North America	6.2L SC	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15225928	GM North America	GMT360/370	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15288860	GM North America	GMT360-SS (INA Pulley)	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94665498	GM North America	GMT560 Family 3 w/L18	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94665497	GM North America	GMT560 Family 2 w/L18	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94666589	GM North America	GMT560 Dual Alternator	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15905871	GM North America	GMT900 160Amp	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15905872	GM North America	GMT900 145Amp	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15905874	GM North America	GMT900 145Amp	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
25877026	GM North America	GMT900 160Amp	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

Parts Subject To Metals Market Escalation/De-escalation Policy

GM P/N	Customer Location	Program	Originally Subject To Metals Indexing As of May 8, 2007	Cu Content (Cu Weight)	Al Content (Al Weight)	Unit of Measure	Metals Content Value at Time of Original Contract Date (Local Currency)	Base Price Effective July 1, 2007 (Local Currency)	Local Currency	Adjustment/ Index Timing
25869451	GM North America	GMT900 145Amp	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15272005	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15272006	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
15272004	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94665545	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94665546	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94665547	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94665548	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94665549	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94665550	GM North America	GMT560	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
19010113	GM North America	GMT530	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
19010112	GM North America	GMT530	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
94666514	GM North America	Family I 1.6L G3-Mex	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
96497700	GMDAT	Matiz(M150 T3)	No	[*]	[*]	kg	2954.794586	[*]	Korean Won	Monthly -Cu & Al
96467385	GMDAT	Matiz(M200 T3)	No	[*]	[*]	kg	2954.794586	[*]	Korean Won	Monthly -Cu & Al
96643605	GMDAT	Damas/Labo	No	[*]	[*]	kg	2954.794586	[*]	Korean Won	Monthly -Cu & Al
96469962	GMDAT	Gentra (T4)	No	[*]	[*]	kg	2954.794586	[*]	Korean Won	Monthly -Cu & Al
96469960	GMDAT	Gentra (Fam-l)	No	[*]	[*]	kg	2954.794586	[*]	Korean Won	Monthly -Cu & Al
96802926	GMDAT	Gentra (Gen-lll)	No	[*]	[*]	kg	2394.97068	[*]	Korean Won	Monthly -Cu & Al
96831615	GMDAT	Gentra (Gen-lll)	No	[*]	[*]	kg	2394.97068	[*]	Korean Won	Monthly -Cu & Al
96469963	GMDAT	Gentra(Fam-l)	No	[*]	[*]	kg	2992.941944	[*]	Korean Won	Monthly -Cu & Al
96473779	GMDAT	Lacetti (Fam-ll)	No	[*]	[*]	kg	2992.941944	[*]	Korean Won	Monthly -Cu & Al
96627035	GMDAT	Winstorm (Fam-ll)	No	[*]	[*]	kg	2992.941944	[*]	Korean Won	Monthly -Cu & Al
96627036	GMDAT	Winstorm (HFV6)	No	[*]	[*]	kg	2992.941944	[*]	Korean Won	Monthly -Cu & Al
96473777	GMDAT	Lacetti (Fam-ll)	No	[*]	[*]	kg	3474.612716	[*]	Korean Won	Monthly -Cu & Al
96647521	GMDAT	Tosca (XK)	No	[*]	[*]	kg	3474.612716	[*]	Korean Won	Monthly -Cu & Al
96627034	GMDAT	Winstorm (VM)	No	[*]	[*]	kg	3464.617936	[*]	Korean Won	Monthly -Cu & Al
93384398	GMB	Family II SOHC	No	[*]	[*]	kg	7.308838	[*]	Brazilian Real	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
93297653	GMB	Family II DOHC	No	[*]	[*]	kg	7.308838	[*]	Brazilian Real	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

Parts Subject To Metals Market Escalation/De-escalation Policy

GM P/N	Customer Location	Program	Originally Subject To Metals Indexing As of May 8, 2007	Cu Content (Cu Weight)	Al Content (Al Weight)	Unit of Measure	Metals Content Value at Time of Original Contract Date (Local Currency)	Base Price Effective July 1, 2007 (Local Currency)	Local Currency	Adjustment/ Index Timing
93374342	GMB PT - FIAT	Family I 1.8L G3/G4	No	[*]	[*]	kg	6.7999494	[*]	Brazilian Real	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
93374341	GMB	Family I 1.0/1.4/1.6L	No	[*]	[*]	kg	6.311883	[*]	Brazilian Real	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
55556092	GME	Fam. 1	Yes	[*]0	[*]	kg	NA	[*]	Euro	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
55556245	GME	L850 GME (Opel)	Yes	[*]	[*]	kg	NA	[*]	Euro	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
55556245	GME	L850 GME (Saab)	No	[*]	[*]	kg	3.334351	[*]	Euro	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
S89803115510	GMIDEL/ISPOL	NCL 1.7DT/DTR	No	[*]	[*]	kg	4.270899	[*]	Euro	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
S89803115410	GMIDEL/ISPOL	NCL 1.7DT/DTR	No	[*]	[*]	kg	3.85287	[*]	Euro	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
S89804287300	GMIDEL/ISPOL	NCL 1.7DT/DTR	No	[*]	[*]	kg	4.270899	[*]	Euro	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
S89804287200	GMIDEL/ISPOL	NCL 1.7DT/DTR	No	[*]	[*]	kg	3.85287	[*]	Euro	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
12586764	Shanghai GM	L850 (W-Car)	No	[*]	[*]	kg	16.846457	[*]	RMB	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
12596233	Shanghai GM	L850 (W-Car)	No	[*]	[*]	kg	16.846457	[*]	RMB	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
9052459	SGMW (Wuling)	Minivan	No	[*]	[*]	kg	29.77179	[*]	RMB	Quarterly (January 1/April 1/ July 1/October 1) - Cu and Al
24243555	GM North America	GMT900	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
24243556	GM North America	GMT900	Yes	[*]	[*]	lb	NA	[*]	US$	Monthly -Cu & Al
29538766	Allison	Hybrid - Bus	Yes	[*]	[*]	lb	NA	[*]	US$	Semi Annual - Al (January 1/ July 1)
29538678	Allison	Hybrid - Bus	Yes	[*]	[*]	lb	NA	[*]	US$	Semi Annual - Al (January 1/ July 1)
29540674	Allison	Hybrid - Bus	Yes	[*]	[*]	lb	NA	[*]	US$	Semi Annual -Cu & Al (January 1/ July 1)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Revised: December 9, 2002

Exhibit C

GENERAL MOTORS WORLDWIDE POLICY

METAL PRICE ADJUSTMENT FOR NON-ALLIED

ALUMINUM PARTS SUPPLIERS

(Effective 1/1/2003)

METAL PRICE ADJUSTMENTS

It is the policy of General Motors Corporation to recognize the volatility of the aluminum market and to adjust parts prices periodically based on visible and accessible barometers. These barometers include the London Metals Exchange (LME) North American Special Aluminum Alloy Contract (NASAAC) monthly cash settlement price, the London Metals Exchange (LME) Alloy monthly cash settlement price, the London Metals Exchange (LME) High Grade monthly cash settlement price, and the New York Mercantile Exchange (NYMEX) average monthly settlement price. Adjustments to the selling price of the part will be made every month (12 times/year) as determined by the change in the average of the published cash settlement prices (midpoint) two months prior to the one month price effective period. For example, the average of the prices published during the month of November would be used to determine the metal price change effective January 1. Likewise, the average of the published prices for December would be used to determine the metal price change effective February 1. General Motors Worldwide Purchasing will calculate and communicate the averages to each Division via the Global Purchasing System (GPS) Base Materials table so that price changes can be implemented.

DROSS/MELT LOSS FACTORS

Dross is defined as the residue that floats to the surface as cold aluminum is melted to liquid state for casting purposes. An insignificant amount of dross (a fraction of a percent) is actually generated from the melting of aluminum ingot or from the tapping of molten crucibles. The additional dross generated from the remelting of scrap castings, gates, sprues, risers, runners, other forms of scrap and alloying elements is commonly called melt loss. Dross from any source has significant market value. The parts supplier either processes the dross to recover a high percentage of recastable aluminum or sells the dross to achieve revenue to offset the cost of the dross lost. Dross and melt loss are costs of doing business, just as offal generation is for a metal stamping company and, therefore, must be carefully controlled by the casting supplier. Consistent with the necessity for Continuous Improvement, there shall be NO adjustments for dross or melt loss as multiplying factors in the calculation of metal prices. All requests for quotation and aluminum parts contracts should specifically exclude dross/melt loss adjustments.

See attached sample contract language.

GM LightWeight Metals Team 12/9/2002	Page 1 of 3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ALUMINUM PARTS ADJUSTMENT POLICY

SAMPLE CONTRACT LANGUAGE

1.	PART WEIGHT

The part weight for purposes of metal price adjustment shall be the aluminum weight of the part shipped to GM. The aluminum part weight is the “POURED” or “AS CAST” weight LESS inserts, gates, sprues, risers, flash, and runners. Borings should also be deducted if buying a machined part. Paint or coatings should also be deducted.

2.	ALUMINUM BASE METAL COST (NEW/ORIGINAL PART AWARD ONLY)

- Aluminum base metal price x part weight = base cost of aluminum

ALUMINUM PRICE	X	PART WEIGHT	=	BASE ALUMINUM COST

3.	ALUMINUM PRICE ADJUSTMENT AGREEMENT LANGUAGE

Adjustments to the selling price of the part will be made every month (12 times/year) as determined by the CHANGE in the average of the published prices (midpoint) in the applicable indicator of two month’s prior to the month price effective period.

AVERAGE OF THE MONTH OF	ADJUSTMENT EFFECTIVE DATE
NOVEMBER	JANUARY 1
DECEMBER	FEBRUARY 1
JANUARY	MARCH 1
ETC., ETC., ETC.

4.	ALUMINUM PRICE ADJUSTMENT BAROMETER CALCULATION

NEW ALUMINUM – PRICE		PREVIOUS ALUM PRICE	=	ALUMINUM PRICE CHANGE

ALUMINUM PRICE CHANGE	X	PART WEIGHT	=	PART PRICE CHANGE

PREV PART PRICE	+	PART PRICE CHANGE	=	NEW PART PRICE

GM LightWeight Metals Team 12/9/2002	Page 2 of 3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

METAL PRICE ADJUSTMENT INDICATORS

(Effective 1/1/2003)

METAL PRICE ADJUSTMENTS FOR NORTH AMERICAN QUOTES AND ORDERS

PRIMARY BASED PRODUCTS:

NYMEX ALUMINUM PRIMARY - AVERAGE SPOT MONTH SETTLEMENT PRICE FOR COMEX DIVISION ALUMINUM

SECONDARY BASED PRODUCTS:

LME NORTH AMERICAN SPECIAL ALUMINIUM ALLOY CONTRACT (NASAAC) CASH SETTLEMENT MONTHLY PRICE AVERAGE

METAL PRICE ADJUSTMENTS FOR EUROPEAN, APO, AND LAO QUOTES AND ORDERS

PRIMARY BASED PRODUCTS:

LME HG CASH SETTLEMENT MONTHLY PRICE AVERAGE

SECONDARY BASED PRODUCTS:

LME ALLOY CASH SETTLEMENT MONTHLY PRICE AVERAGE

GM LightWeight Metals Team 12/9/2002	Page 3 of 3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C

COPPER

ESCALATION/DE-ESCALATION POLICY

for

GENERAL MOTORS

METAL PRICE ADJUSTMENTS

It is the policy of General Motors Corporation to recognize the volatility of the Copper prices on the World Terminal Markets (Commodity Exchange of New York or “COMEX” and the London Metal Exchange or “LME”) and adjust the price of Copper contained in Components, Parts and Assemblies periodically, based on a visible and accessible benchmark.

Adjustments to the Selling Price will be made on a Monthly basis using the average of the LME closing prices for the month two (2) months prior to the adjusted month . (Note: The prior or 1st prior month is not used, as it is expected the process of accumulating and analyzing data, the distribution to the users and the update of the Purchasing Data Base will require approximately one month or 30 days to implement.) Specifically, the following averages shall be used:

Average of LME Closing Prices	Implementation Date
November (Prior Year)	January 1
December (Prior Year)	February 1
January	March 1
February	April 1
March	May 1
April	June 1
May	July 1
June	August 1
July	September 1
August	October 1
September	November 1
October	December 1

The weight of Metal (Copper) contained in a Component, Part or Assembly shall be agreed to by the Buyer and Seller no later than the issuance of the Purchase Order/Contract by General Motors Corporation. The Unit of Measure for all Adjustment calculations shall be clearly stated and be identified in either pounds or kilograms.

If no Metal Adjustment clause is contained in the Contract/Purchase Order, the price of any contained Metal (Copper) shall be considered Fixed, and no subsequent price increases for any claimed or actual increased Copper cost shall be allowed to the Supplier by General Motors for the life of the Contract/Purchase Order. Contracts not containing Metal Price Adjustment provisions shall be considered by GM to be fully “Hedged” by the Supplier, at the price quoted to GM at the time of original quotation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C

COPPER

ESCALATION/DE-ESCALATION POLICY

for

GENERAL MOTORS

CONTAINED WEIGHT CALCULATIONS AND AGREEMENT THERETO

The contained weight of Copper shall be determined by the “Net Weight” of Copper contained in the finished part. “Net Weight” shall be defined as the actual weight of Copper in the finished Component, Part or Assembly, as shipped to General Motors or a designated General Motors Supplier (for 2nd tier parts). “Gross Weight” is not to be reflected in these calculations. The Supplier is expected to sell any Copper scrap generated in the process; and reflect the net loss on the Copper scrap vs. the Copper Raw Material contained in the Component, Part or Assembly as part of the fabrication cost.

For Components, Parts or Assemblies, the price structure in the General Motors Global Purchasing System (GPS) shall be reflected in at least two (2) parts. The first part, the Raw Material Cost, shall be shown as a weight and unit of measure. This weight and unit of measure shall be multiplied by the Average of the LME Closing Prices for the 2nd proceeding month to get the Raw Material Component of the Piece Price. The second part of the price structure shall be the “Fabrication Cost”, defined as the total agreed price, less the Raw Material Value. GPS shall add the values of these two components together to develop the price to be paid for the month. Note: The statement “in at least two (2) parts” refers to the possibility of multiple, adjusted Raw Materials that might be contained.

A Copy of All Calculations, Shall Become a Part of Any General Motors Purchase Order/Contract and the documentation shall be retained as part of the Purchase File. Note: Data developed for Raw Material Adjustment is expected to become part of the data reported on Form 1804.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D

Parts To Be Re-sourced

GM P/N	Customer Location	Program	Targeted Re-sourcing Timing
12586764	SGM (Shanghai)	L850	Est July 1, 2008
12596233	SGM (Shanghai)	L850	Est July 1, 2008

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit E - GENERAL TERMS AND CONDITIONS OF PURCHASE

E.	ACCEPTANCE:

Seller has read and understands this contract and agrees that Seller’s written acceptance or commencement of any work or services under this contract shall constitute Seller’s acceptance of these terms and conditions only.

F.	SHIPPING AND BILLING:

Seller agrees: (a) to properly pack, mark and ship goods in accordance with the requirements of Buyer, the involved carriers, and, if applicable, the country of destination; (b) to route shipments in accordance with Buyer’s instructions; (c) to make no charge for handling, packaging, storage or transportation of goods, unless otherwise stated as an item on this contract; (d) to provide with each shipment packing slips with Buyer’s contract and/or release number and date of shipment marked thereon; (e) to properly mark each package with a label/tag according to Buyer’s instructions; (f) to promptly forward the original bill of lading or other shipping receipt for each shipment in accordance with Buyer’s instructions. Seller will include on bills of lading or other shipping receipts correct classification identification of the goods shipped in accordance with Buyer’s instructions and the carrier’s requirements. The marks on each package and identification of the goods on packing slips, bills of lading and invoices (when required) shall be sufficient to enable Buyer to easily identify the goods purchased. Seller further agrees: (a) to accept payment based upon Buyer’s Evaluated Receipt Record/Self Billed Invoice, unless an invoice is requested by Buyer; and (b) to accept payment by electronic funds transfer. The payment date is set forth in the Line Item Detail of this contract, or if not stated, shall be the date established by Buyer’s Multilateral Netting System (MNS-2), which provides, on average, that payment shall be made on the second day of the second month following, in the case of the Buyer’s North American facilities, Seller’s shipment date of goods or date of services, and, for all of Buyer’s other locations, Buyer’s receipt date of the goods or date of services. Buyer may withhold payment pending receipt of evidence, in such form and detail as Buyer may direct, of the absence of any liens, encumbrances and claims on the goods or services under this contract.

G.	DELIVERY SCHEDULES:

Time is of the essence, and deliveries shall be made both in quantities and at times specified in Buyer’s schedules. Buyer shall not be required to make payment for goods delivered to Buyer that are in excess of quantities specified in Buyer’s delivery schedules. Buyer may change the rate of scheduled shipments or direct temporary suspension of scheduled shipments, neither of which shall entitle Seller to a modification of the price for goods or services covered by this contract. Where quantities and/or delivery schedules are not specified, Seller shall deliver goods in such quantities and times as Buyer may direct in subsequent releases.

H.	PREMIUM SHIPMENTS:

If Seller’s acts or omissions result in Seller’s failure to meet Buyer’s delivery requirements and Buyer requires a more expeditious method of transportation for the goods than the transportation method originally specified by Buyer, Seller shall ship the goods as expeditiously as possible at Seller’s sole expense.

ENGLISH Revised SEPTEMBER 2004	Page 1 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

I.	CHANGES:

Buyer reserves the right at any time to direct changes, or cause Seller to make changes, to drawings and specifications of the goods or to otherwise change the scope of the work covered by this contract including work with respect to such matters as inspection, testing or quality control, and Seller agrees to promptly make such changes. Any difference in price or time for performance resulting from such changes shall be equitably adjusted by Buyer after receipt of documentation in such form and detail as Buyer may direct. Any changes to this contract shall be made in accordance with Paragraph 31.

J.	SUPPLIER QUALITY AND DEVELOPMENT; INSPECTION:

Seller agrees to participate in Buyer’s supplier quality and development program(s) and to comply with all quality requirements and procedures specified by Buyer, as revised from time to time, including those applicable to Seller as set forth in Quality System Requirements QS-9000. In addition, Buyer shall have the right to enter Seller’s facility at reasonable times to inspect the facility, goods, materials and any property of Buyer covered by this contract. Buyer’s inspection of the goods, whether during manufacture, prior to delivery or within a reasonable time after delivery, shall not constitute acceptance of any work-in-process or finished goods.

K.	NONCONFORMING GOODS:

Seller acknowledges that Buyer will not perform incoming inspections of the goods, and waives any rights to require Buyer to conduct such inspections. To the extent Buyer rejects goods as nonconforming, the quantities under this contract will automatically be reduced unless Buyer otherwise notifies Seller. Seller will not replace quantities so reduced without a new contract or schedule from Buyer. Nonconforming goods will be held by Buyer in accordance with Seller’s instructions at Seller’s risk. Seller’s failure to provide written instructions within 10 days, or such shorter period as may be commercially reasonable under the circumstances, after notice of nonconformity shall entitle Buyer, at Buyer’s option, to charge Seller for storage and handling or to dispose of the goods without liability to Seller. Payment for nonconforming goods shall not constitute an acceptance of them, limit or impair Buyer’s right to assert any legal or equitable remedy, or relieve Seller’s responsibility for latent defects.

L.	FORCE MAJEURE:

Any delay or failure of either party to perform its obligations shall be excused if Seller is unable to produce, sell or deliver, or Buyer is unable to accept delivery, buy or use, the goods or services covered by this contract, as the result of an event or occurrence beyond the reasonable control of the party and without its fault or negligence, including, but not limited to, acts of God, actions by any governmental authority (whether valid or invalid), fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems (including lockouts, strikes and slowdowns), inability to obtain power, material, labor equipment or transportation, or court injunction or order; provided that written notice of such delay (including the anticipated duration of the delay) shall be given by the affected party to the other party as soon as possible after the event or occurrence (but in no event more than 10 days thereafter). During the period of such delay or failure to perform by Seller, Buyer, at its option, may purchase goods and services from other sources and reduce its schedules to Seller by such quantities, without liability to Seller, or

ENGLISH Revised SEPTEMBER 2004	Page 2 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

have Seller provide the goods and services from other sources in quantities and at times requested by Buyer, and at the price set forth in this contract. In addition, Seller at its expense shall take such actions as are necessary to ensure the supply of goods and services to Buyer for a period of at least 30 days during any anticipated labor disruption or resulting from the expiration of Seller’s labor contract(s). If requested by Buyer, Seller shall, within 10 days, provide adequate assurances that the delay shall not exceed 30 days. If the delay lasts more than 30 days or Seller does not provide adequate assurance that the delay will cease within 30 days, Buyer may immediately terminate this contract without liability.

M.	WARRANTY:

Seller warrants/guarantees that the goods covered by this contract will conform to the specifications, drawings, samples, or descriptions furnished to or by Buyer, and will be merchantable, of good material and workmanship and free from defect. In addition, Seller acknowledges that Seller knows of Buyer’s intended use and warrants/guarantees that all goods covered by this contract that have been selected, designed, manufactured or assembled by Seller based upon Buyer’s stated use will be fit and sufficient for the particular purposes intended by Buyer. The warranty period shall be that provided by applicable law, except that if Buyer offers a longer warranty to its customers for goods installed on vehicles, such longer period shall apply.

N.	INGREDIENTS DISCLOSURE; SPECIAL WARNINGS AND INSTRUCTIONS:

If requested by Buyer, Seller shall promptly furnish to Buyer in such form and detail as Buyer may direct: (a) a list of all ingredients in the goods; (b) the amount of all ingredients; and (c) information concerning any changes in or additions to such ingredients. Prior to and with the shipment of the goods, Seller agrees to furnish to Buyer sufficient warning and notice in writing (including appropriate labels on the goods, containers and packing) of any hazardous material that is an ingredient or a part of any of the goods, together with such special handling instructions as may be necessary to advise carriers, Buyer, and their respective employees of how to exercise that measure of care and precaution that will best prevent bodily injury or property damage in the handling, transportation, processing, use or disposal of the goods, containers and packing shipped to Buyer.

O.	INSOLVENCY:

Buyer may immediately terminate this contract without liability to Seller in any of the following or any other comparable events: (a) insolvency of Seller; (b) filing of a voluntary petition in bankruptcy by Seller; (c) filing of any involuntary petition in bankruptcy against Seller; (d) appointment of a receiver or trustee for Seller; or (e) execution of an assignment for the benefit of creditors by Seller, provided that such petition, appointment or assignment is not vacated or nullified within 15 days of such event. Seller shall reimburse Buyer for all costs incurred by Buyer in connection with any of the foregoing, including, but not limited to, all attorney’s or other professional fees.

ENGLISH Revised SEPTEMBER 2004	Page 3 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

P.	TERMINATION FOR BREACH OR NONPERFORMANCE; SALE OF ASSETS OR CHANGE IN CONTROL:

Buyer reserves the right to terminate all or any part of this contract, without liability to Seller, if Seller: (a) repudiates or breaches any of the terms of this contract, including Seller’s warranties; (b) fails to perform services or deliver goods as specified by Buyer; (c) fails to make progress so as to endanger timely and proper completion of services or delivery of goods; and does not correct such failure or breach within 10 days (or such shorter period of time if commercially reasonable under the circumstances) after receipt of written notice from Buyer specifying such failure or breach. In addition, Buyer may terminate this contract upon giving at least 60 days notice to Seller, without liability to Seller, if Seller (i) sells, or offers to sell, a material portion of its assets, or (ii) sells or exchanges, or offers to sell or exchange, or causes to be sold or exchanged, a sufficient amount of its stock that effects a change in the control of Seller.

Q.	TERMINATION FOR CONVENIENCE:

In addition to any other rights of Buyer to terminate this contract, Buyer may, at its option, immediately terminate all or any part of this contract, at any time and for any reason, by giving written notice to Seller. Upon such termination, Buyer shall pay to Seller the following amounts without duplication: (a) the contract price for all goods or services that have been completed in accordance with this contract and not previously paid for; and (b) the actual costs of work-in-process and raw materials incurred by Seller in furnishing the goods or services under this contract to the extent such costs are reasonable in amount and are properly allocable or apportionable under generally accepted accounting principles to the terminated portion of this contract; less, however, the sum of the reasonable value or cost (whichever is higher) of any goods or materials used or sold by Seller with Buyer’s written consent, and the cost of any damaged or destroyed goods or material. Buyer will make no payments for finished goods, services, work-in-process or raw materials fabricated or procured by Seller in amounts in excess of those authorized in delivery releases nor for any undelivered goods that are in Seller’s standard stock or that are readily marketable. Payments made under this Paragraph shall not exceed the aggregate price payable by Buyer for finished goods or services that would be produced or performed by Seller under delivery or release schedules outstanding at the date of termination. Except as provided in this Paragraph, Buyer shall not be liable for and shall not be required to make payments to Seller, directly or on account of claims by Seller’s subcontractors, for loss of anticipated profit, unabsorbed overhead, interest on claims, product development and engineering costs, facilities and equipment rearrangement costs or rental, unamortized depreciation costs, or general and administrative burden charges from termination of this contract. Within 60 days from the effective date of termination, Seller shall submit a comprehensive termination claim to Buyer, with sufficient supporting data to permit Buyer’s audit, and shall thereafter promptly furnish such supplemental and supporting information as Buyer shall request. Buyer or its agents shall have the right to audit and examine all books, records, facilities, work, material, inventories and other items relating to any termination claim of Seller.

R.	INTELLECTUAL PROPERTY:

Seller agrees: (a) to defend, hold harmless and indemnify Buyer, its successors and customers against any claims of infringement (including patent, trademark, copyright, industrial design right, or other proprietary right, or misuse or misappropriation of trade secret) and resulting

ENGLISH Revised SEPTEMBER 2004	Page 4 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

damages and expenses (including attorney’s and other professional fees) arising in any way in relation to the goods or services contracted, including such claims where Seller has provided only part of the goods or services; Seller expressly waives any claim against Buyer that such infringement arose out of compliance with Buyer’s specification; (b) that Buyer or Buyer’s subcontractor has the right to repair, reconstruct, or rebuild the specific goods delivered under this contract without payment of any royalty to Seller; (c) that parts manufactured based on Buyer’s drawings and/or specifications may not be used for its own use or sold to third parties without Buyer’s express written authorization; and (d) to the extent that this contract is issued for the creation of copyrightable works, the works shall be considered “works made for hire;” to the extent that the works do not qualify as “works made for hire,” Seller hereby assigns to Buyer all right, title and interest in all copyrights and moral rights therein.

S.	TECHNICAL INFORMATION DISCLOSED TO BUYER:

Seller agrees not to assert any claim (other than a claim for patent infringement) with respect to any technical information that Seller shall have disclosed or may hereafter disclose to Buyer in connection with the goods or services covered by this contract.

T.	INDEMNIFICATION:

If Seller performs any work on Buyer’s premises or utilizes the property of Buyer, whether on or off Buyer’s premises, Seller shall indemnify and hold Buyer harmless from and against any liability, claims, demands or expenses (including attorney’s and other professional fees) for damages to the property of or injuries (including death) to Buyer, its employees or any other person arising from or in connection with Seller’s performance of work or use of Buyer’s property, except for such liability, claim, or demand arising out of the sole negligence of Buyer.

U.	INSURANCE:

Seller shall maintain insurance coverage with carriers acceptable to Buyer and in the amounts set forth in the Special Terms. Seller shall furnish to Buyer either a certificate showing compliance with these insurance requirements or certified copies of all insurance policies within 10 days of Buyer’s written request. The certificate will provide that Buyer will receive 30 days’ prior written notice from the insurer of any termination or reduction in the amount or scope of coverage. Seller’s furnishing of certificates of insurance or purchase of insurance shall not release Seller of its obligations or liabilities under this contract.

V.	SELLER’S PROPERTY:

Unless otherwise agreed to by Buyer, Seller, at its expense, shall furnish, keep in good condition, and replace when necessary all machinery, equipment, tools, jigs, dies, gauges, fixtures, molds, patterns and other items (“Seller’s Property”) necessary for the production of the goods. The cost of changes to Seller’s Property necessary to make design and specification changes authorized by Buyer shall be paid for by Buyer. Seller shall insure Seller’s Property with full fire and extended coverage insurance for its replacement value. Seller grants Buyer an irrevocable option to take possession of and title to Seller’s Property that is special for the production of the goods upon payment to Seller of its net book value less any amounts that Buyer has previously paid to Seller for the cost of such items; provided, however, that this option shall not apply if Seller’s Property is used to produce goods that are the standard stock of Seller or if a substantial quantity of like goods are being sold by Seller to others.

ENGLISH Revised SEPTEMBER 2004	Page 5 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

W.	BUYER’S PROPERTY:

All supplies, materials, tools, jigs, dies, gauges, fixtures, molds, patterns, equipment and other items furnished by Buyer, either directly or indirectly, to Seller to perform this contract, or for which Seller has been reimbursed by Buyer, shall be and remain the property of Buyer and held by Seller on a bailment basis (“Buyer’s Property”). Seller shall bear the risk of loss of and damage to Buyer’s Property. Buyer’s Property shall at all times be properly housed and maintained by Seller, at its expense, shall not be used by Seller for any purpose other than the performance of this contract; shall be deemed to be personalty; shall be conspicuously marked by Seller as the property of Buyer; shall not be commingled with the property of Seller or with that of a third person; and shall not be moved from Seller’s premises without Buyer’s prior written approval. Buyer shall have the right to enter Seller’s premises at all reasonable times to inspect such property and Seller’s records with respect thereto. Upon the request of Buyer, Buyer’s Property shall be immediately released to Buyer or delivered to Buyer by Seller, either (i) F.O.B. transport equipment at Seller’s plant, properly packed and marked in accordance with the requirements of the carrier selected by Buyer to transport such property, or (ii) to any location designated by Buyer, in which event Buyer shall pay to Seller the reasonable costs of delivering such property to such location. When permitted by law, Seller waives any lien or other rights that Seller might otherwise have on any of Buyer’s Property for work performed on such property or otherwise.

X.	SERVICE AND REPLACEMENT PARTS:

Seller will sell to Buyer goods necessary for it to fulfill its current model service and replacement parts requirements at the price(s) set forth in this contract. If the goods are systems or modules, Seller will sell the components or parts that comprise the system or module at price(s) that shall not, in the aggregate, exceed the price of the system or module less assembly costs. During the 15 year period after Buyer completes current model purchases, Seller will sell goods to Buyer to fulfill Buyer’s past model service and replacement parts requirements. Unless otherwise agreed to by Buyer, the price(s) during the first 3 years of this period shall be those in effect at the conclusion of current model purchases. For the remainder of this period, the price(s) for goods shall be as agreed to by the parties. When requested by Buyer, Seller shall make service literature and other materials available at no additional charge to support Buyer’s service part sales activities.

Y.	REMEDIES:

The rights and remedies reserved to Buyer in this contract shall be cumulative with, and additional to, all other or further remedies provided in law or equity. Without limiting the foregoing, should any goods fail to conform to the warranties set forth in Paragraph 9, Buyer shall notify Seller and Seller shall, if requested by Buyer, reimburse Buyer for any incidental and consequential damages caused by such nonconforming goods, including, but not limited to, costs, expenses and losses incurred by Buyer (a) in inspecting, sorting, repairing or replacing such nonconforming goods; (b) resulting from production interruptions, (c) conducting recall

ENGLISH Revised SEPTEMBER 2004	Page 6 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

campaigns or other corrective service actions, and (d) claims for personal injury (including death) or property damage caused by such nonconforming goods. If requested by Buyer, Seller will enter into a separate agreement for the administration or processing of warranty chargebacks for nonconforming goods.

Z.	CUSTOMS; EXPORT CONTROLS:

Credits or benefits resulting or arising from this contract, including trade credits, export credits or the refund of duties, taxes or fees, shall belong to Buyer. Seller shall provide all information necessary (including written documentation and electronic transaction records) to permit Buyer to receive such benefits or credits, as well as to fulfill its customs related obligations, origin marking or labeling requirements and local content origin requirements, if any. Export licenses or authorizations necessary for the export of the goods shall be the responsibility of Seller unless otherwise indicated in this contract, in which event Seller shall provide such information as may be necessary to enable Buyer to obtain such licenses or authorization(s). Seller shall undertake such arrangements as necessary for the goods to be covered by any duty deferral or free trade zone program(s) of the country of import.

AA.	SETOFF/RECOUPMENT:

In addition to any right of setoff or recoupment provided by law, all amounts due to Seller shall be considered net of indebtedness of Seller and its affiliates/subsidiaries to Buyer and its affiliates/subsidiaries; and Buyer shall have the right to setoff against or to recoup from any amounts due to Seller and its affiliates/subsidiaries from Buyer and its affiliates/subsidiaries.

BB.	NO ADVERTISING:

Seller shall not, without first obtaining the written consent of Buyer, in any manner advertise or publish the fact that Seller has contracted to furnish Buyer the goods or services covered by this contract, or use any trademarks or trade names of Buyer in Seller’s advertising or promotional materials.

CC.	COMPLIANCE WITH LAWS; EMPLOYMENT/BUSINESS PRACTICES:

Seller, and any goods or services supplied by Seller, shall comply with all applicable laws, rules, regulations, orders, conventions, ordinances or standards of the country(ies) of destination or that relate to the manufacture, labeling, transportation, importation, exportation, licensing, approval or certification of the goods or services, including, but not limited to, those relating to environmental matters, data protection and privacy, wages, hours and conditions of employment, subcontractor selection, discrimination, occupational health/safety and motor vehicle safety. Seller further represents that neither it nor any of its subcontractors will utilize child, slave, prisoner or any other form of forced or involuntary labor, or engage in abusive employment or corrupt business practices, in the supply of goods or provision of services under this contract. At Buyer’s request, Seller shall certify in writing its compliance with the foregoing. Seller shall indemnify and hold Buyer harmless from and against any liability claims, demands or expenses (including attorney’s or other professional fees) arising from or relating to Seller’s noncompliance.

ENGLISH Revised SEPTEMBER 2004	Page 7 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DD.	NO IMPLIED WAIVER:

The failure of either party at any time to require performance by the other party of any provision of this contract shall in no way affect the right to require such performance at any time thereafter, nor shall the waiver of either party of a breach of any provision of this contract constitute a waiver of any succeeding breach of the same or any other provision.

EE.	NON-ASSIGNMENT:

Unless otherwise specifically prohibited by applicable law, Seller may not assign or delegate its rights or obligations under this contract without Buyer’s prior written consent.

FF.	RELATIONSHIP OF PARTIES:

Seller and Buyer are independent contracting parties and nothing in this contract shall make either party the agent or legal representative of the other for any purpose whatsoever, nor does it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other.

GG.	GOVERNING LAW; JURISDICTION:

This contract is to be construed according to the laws of the country (and state/province, if applicable) from which this contract is issued as shown by the address of Buyer, excluding the provisions of the United Nations Convention on Contracts for the International Sale of Goods and any conflict of law provisions that would require application of another choice of law. Any action or proceedings by Buyer against Seller may be brought by Buyer in any court(s) having jurisdiction over Seller or, at Buyer’s option, in the court(s) having jurisdiction over Buyer’s location, in which event Seller consents to jurisdiction and service of process in accordance with applicable procedures. Any actions or proceedings by Seller against Buyer may be brought by Seller only in the court(s) having jurisdiction over the location of Buyer from which this contract is issued.

HH.	SEVERABILITY:

If any term(s) of this contract is invalid or unenforceable under any statute, regulation, ordinance, executive order or other rule of law, such term(s) shall be deemed reformed or deleted, as the case may be, but only to the extent necessary to comply with such statute, regulation, ordinance, order or rule, and the remaining provisions of this contract shall remain in full force and effect.

II.	ENTIRE AGREEMENT:

This contract, together with the attachments, exhibits, supplements or other terms of Buyer specifically referenced in this contract, constitutes the entire agreement between Seller and Buyer with respect to the matters contained in this contract and supersedes all prior oral or written representations and agreements. This contract may only be modified by a contract amendment issued by Buyer.

ENGLISH Revised SEPTEMBER 2004	Page 8 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Special Term (U.S.) – Insurance

For purposes of this Agreement, the insurance coverages required under Paragraph 17 (“Insurance”) of the General Terms and Conditions are as follows: (a) Workers’ Compensation: statutory limits for the state(s) in which this contract is to be performed (or evidence of authority to self insure); (b) Employer’s Liability: $500,000 each accident for bodily injury by accident and $500,000 each employee for bodily injury by disease; (c) Commercial General Liability covering liability arising from premises, operations, independent contractors, products/completed operations, personal injury and advertising injury, and liability assumed under an insured contract: $5,000,000 each occurrence; and (d) Automobile Liability (including owned, non-owned and hired vehicles): $5,000,000 each accident.

Special Term (U.S.) - Supplier Certification of Compliance with Paragraph 25 of General Terms and Conditions (Compliance with Laws; Employment/Business Practices)

By submitting a response to this Request for Quotation, Seller certifies that it has read, understands, and is in compliance with Paragraph 25 of the General Terms and Conditions (Compliance with Laws; Employment/Business Practices).

ENGLISH Revised SEPTEMBER 2004	Page 9 of 9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit F

Purchase Order Extensions

GM P/N	Customer Location	Program		Current Purchase Order Expiration Date As of June 1, 2007	Revised Purchase Order Expiration Date
1993947	GM North America	GMT560		August 1, 2009	August 1, 2010

1993963	GM North America	GMT560		August 1, 2009	August 1, 2010

12587429	GM North America	Premium V8		April 10, 2010	January 1, 2011

12594440	GM North America	L26, L36 (3800)		August 1, 2008	January 1, 2009

12606096	GM North America	L18 (pad mount)		August 1, 2008	January 1, 2010

12606097	GM North America	L18 (flange mount)		August 1, 2008	January 1, 2010

12609317	GM North America	L850		June 1, 2011	[*]

12609351	GM North America	GMT560		August 1, 2009	August 1, 2010

12609352	GM North America	GMT560		August 1, 2009	August 1, 2010

12610636	GM North America	High Value V6		July 1, 2009	January 1, 2011

12610637	GM North America	High Value V6		July 15, 2011	[*]

12611103	GM North America	Gen Small Block 6.0L	4	January 22, 2011	[*]

12611114	GM North America	Gen Corvette	4	August 1, 2009	January 1, 2011

12617806	GM North America	Gen Small Block 6.0L	4	January 22, 2011	[*]

15035444	GM North America	GMT560		August 1, 2008	August 1, 2009

15225927	GM North America	GMT370 V8		August 1, 2007	January 1, 2010

15225928	GM North America	GMT360/370		July 1, 2007	January 1, 2010

15263859	GM North America	GMT610, H2, T800 HD		August 1, 2007	August 1, 2009

15272004	GM North America	GMT560		July 30, 2008	August 1, 2010

15272005	GM North America	GMT560		July 30, 2008	August 1, 2010

15272006	GM North America	GMT560		July 30, 2008	August 1, 2010

15288860	GM North America	GMT360-SS		August 1, 2007	January 1, 2010

15847291	GM North America	GMT610		August 1, 2007	August 1, 2009

15905872	GM North America	GMT900 145Amp		August 1, 2010	[*]

15905874	GM North America	GMT900 145Amp		August 1, 2010	[*]

19010112	GM North America	GMT530		December 31, 2007	January 1, 2009

19010113	GM North America	GMT530		June 1, 2007	January 1, 2009

25869451	GM North America	GMT 145Amp		August 1, 2010	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GM P/N	Customer Location	Program		Current Purchase Order Expiration Date As of June 1, 2007	Revised Purchase Order Expiration Date
25877026	GM North America	GMT900 160Amp		August 1, 2010	[*]

94665497	GM North America	GMT560 Family 2 w/L18		July 1, 2008	January 1, 2010

94665498	GM North America	GMT560 Family 3 w/L18		July 1, 2008	January 1, 2010

94665545	GM North America	GMT560		July 30, 2008	August 1, 2010

94665546	GM North America	GMT560		July 30, 2008	August 1, 2010

94665547	GM North America	GMT560		July 30, 2008	August 1, 2010

94665548	GM North America	GMT560		July 30, 2008	August 1, 2010

94665549	GM North America	GMT560		July 30, 2008	August 1, 2010

94665550	GM North America	GMT560		July 30, 2008	August 1, 2010

94666514	GM North America	Family 1.6L G3-Mex	I	July 30, 2011	[*]

94666589	GM North America	GMT560 Dual Alternator		July 1, 2008	January 1, 2010

93297653	GMB	Family DOHC	II	August 1, 2008	[*]

93374341	GMB	Family 1.0/1.4/1.6L	I	August 1, 2008	[*]

93374342	GMB	Family 1.8L G3/G4	I	August 1, 2008	[*]

93384398	GMB	Family SOHC	II	August 1, 2008	[*]

96673023	GMDAT	Winstorm (HFV6)		May 30, 2012	[*]

55556092	GME	Fam. 1		August 31, 2009	August 1, 2010

55556245	GME	L850 (Opel)		December 31, 2008	January 1, 2010

55556245	GME	L850 (Saab)		December 31, 2008	January 1, 2010

29538678	Allison	Hybrid - Bus		December 31, 2007	[*]

29538766	Allison	Hybrid - Bus		December 31, 2007	[*]

29540674	Allison	Hybrid - Bus		December 31, 2007	[*]

12610637	CAMI	GMT191/192		July 15, 2011	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit G

Restructuring Term Sheet

Contemplated Restructuring	Existing Debt	Contemplated Treatment

	Existing first-lien secured revolver balance	Pay in full

	$80 million first-lien secured term loan	Pay in full ($50 million of which from cash collateral)

	$125 million second-lien secured floating rate notes	Pay in full

	$145 million senior unsecured notes	Holders to receive (i) $100 million principal amount of New PIK Notes (as defined below), (ii) $45 million (plus any accrued and unpaid interest) in cash and (iii) right to subscribe to purchase up to $25 million of New Preferred Stock (as defined below). Rights offering in connection with the New Preferred Stock will have full backstop protection.

	$315 million senior unsecured subordinated notes ($165 million in 11% notes and $150 million in 9 3/8% notes)	Holders to receive (i) 100% of common equity in Reorganized Remy Worldwide Holdings, Inc. (“Remy”) and (ii) right to subscribe to purchase up to $50 million of New Preferred Stock. Rights offering in connection with the New Preferred Stock will have full backstop protection.

	General unsecured claims	Pay in full

Restructuring to be implemented through joint plan of reorganization (the “Plan”) in chapter 11 cases of Remy Worldwide Holdings, Inc. and its direct and indirect subsidiaries.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contemplated Post-Restructuring Capital Structure	New Credit Facility	Approximately $330 million first and second-lien secured credit facility (approximately $125 million first-lien secured revolver and approximately $205 million first and/or second-lien secured term loan)

Interest rates TBD

Approximately 5 year maturity

	New PIK Notes	$100 million third-lien notes, semi-annual payment-in-kind (PIK) interest payments, with toggle-to-cash feature tied to LTM free cash flow test

Interest rate at LIBOR plus 1200 bps (PIK), LIBOR plus 950 bps (cash)

7 year maturity

	New Preferred Stock	$75 million Preferred Stock

Quarterly PIK dividends at rate of LIBOR plus 1800 bps.

No mandatory redemption other than for change of control (or similar) transactions; no optional redemption other than contemporaneously with (i) sale of substantially all of Reorganized Remy’s assets, (ii) total recapitalization or IPO of 35% or more of Reorganized Remy’s common stock

GM Accommodation and Access Agreements	To be assumed pursuant to the Plan.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit H

Component Part Production Relocation Plan of Company

GM P/N	Customer Location	Program	Current Production Location	New Production Location	Targeted Re-location Timing
12606096	GM North America	Big Block L18 (Pad Mount)	Poland	Korea	2nd Qtr, 2008

12606097	GM North America	Big Block L18 (Flange Mount)	Poland	Korea	2nd Qtr, 2008

55556092	GME	Fam. 1	Poland	[*]	2nd Qtr, 2008

55556245	GME	L850 (Opel)	Poland	[*]	2nd Qtr, 2008

55556245	GME	L850 (Saab)	Poland	[*]	2nd Qtr, 2008

S89803115510	GMIDEL/ISPOL	NCL 1.7DT/DTR	Poland	[*]	2nd Qtr, 2008

S89803115410	GMIDEL/ISPOL	NCL 1.7DT/DTR	Poland	[*]	2nd Qtr, 2008

S89804287300	GMIDEL/ISPOL	NCL 1.7DT/DTR	Poland	[*]	2nd Qtr, 2008

S89804287200	GMIDEL/ISPOL	NCL 1.7DT/DTR	Poland	[*]	2nd Qtr, 2008

12586764	Shanghai GM	L850 (W-Car)	China – Censen	[*]	2nd Qtr, 2008

12596233	Shanghai GM	L850 (W-Car)	China – Censen	[*]	2nd Qtr, 2008

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit I

Customer Owned Tooling

Customer Location	GM Part Number	Program	Tool Description	Tool Cost	Currency	Tool Location
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	(2) [*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*] (2sets)	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	Various Gages	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	(3) [*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	24243555, 24243556	GMT 900 Strong Hybrid	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	12609317	L850 (common for other	[*]	$[*]	USD	Remy San Luis Potosi, MX
GM North America	12610300, 12611102	GMT 900 (common for other GMNA programs)	Solenoid cap mold tool	$[*]	USD	Remy San Luis Potosi, MX
GM North America	94666589	GMT 560	Drive end frame mols	$[*]	USD	Remy San Luis Potosi, MX
GM North America	94666589	GMT 560	Bearing press in tool	$[*]	USD	Remy San Luis Potosi, MX
GM North America	94666589	GMT 560	Bearing spin over tool	$[*]	USD	Remy San Luis Potosi, MX
GM North America	94666589	GMT 560	Collar tooling	$[*]	USD	Remy San Luis Potosi, MX
GMIDEL/ISPOL	8980428720, 8980428730	Circle L	Crashkit - error proofing	$[*]	EUR	Remy Poland

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit J-1

Long Term Adjustments (LTAs)

For Existing Non-Extended Purchase Orders With Expiration Date January 1, 2011 or Later

GM P/N	Customer Location	Program	Purchase Order Expiration Date As of June 1, 2007	Scheduled LTA Applied 2011	Scheduled LTA Applied 2012
29543657	GM North America	GMT900 Hybrid	[*]	[*]% Reduction to Base Price Effective September 15, 2011	None Scheduled

29543658	GM North America	GMT900 Hybrid	[*]	[*]% Reduction to Base Price Effective September 15, 2011	None Scheduled

96467385	GMDAT	Matiz (M200 T3)	[*]	None Scheduled	None Scheduled

96469960	GMDAT	Gentra (Fam-l)	[*]	None Scheduled	None Scheduled

96469962	GMDAT	Gentra (T4)	[*]	None Scheduled	None Scheduled

96469963	GMDAT	Gentra (Fam-l)	[*]	None Scheduled	None Scheduled

96473777	GMDAT	Lacetti (Fam-ll)	[*]	None Scheduled	None Scheduled

96473779	GMDAT	Lacetti (Fam-ll)	[*]	None Scheduled	None Scheduled

96497700	GMDAT	Matiz (M150 T3)	[*]	None Scheduled	None Scheduled

96627034	GMDAT	Winstorm (VM)	[*]	None Scheduled	None Scheduled

96627035	GMDAT	Winstorm (Fam-ll)	[*]	None Scheduled	None Scheduled

96627036	GMDAT	Winstorm (HFV6)	[*]	None Scheduled	None Scheduled

96643605	GMDAT	Damas/Labo	[*]	None Scheduled	None Scheduled

96647521	GMDAT	Tosca (XK)	[*]	None Scheduled	None Scheduled

96802926	GMDAT	Gentra (Gen-lll)	[*]	None Scheduled	None Scheduled

9052459	SGMW (Wuling)	Minivan	[*]	None Scheduled	None Scheduled

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit J-2

Long Term Adjustments (LTAs)

For Parts with Extension to Purchase Order Expiration Date

GM P/N	Customer Location	Program	Revised Purchase Order Expiration Date	Scheduled LTA Applied January 1, 2011	Scheduled LTA Applied January 1, 2012
1993947	GM North America	GMT560	August 1, 2010	NA	NA

1993963	GM North America	GMT560	August 1, 2010	NA	NA

12587429	GM North America	Premium V8	January 1, 2011	NA	NA

12594440	GM North America	L26, L36 (3800)	January 1, 2009	NA	NA

12606096	GM North America	L18 (pad mount)	January 1, 2010	NA	NA

12606097	GM North America	L18 (flange mount)	January 1, 2010	NA	NA

12609317	GM North America	L850	[*]	NA	[*]%

12609351	GM North America	GMT560	August 1, 2010	NA	NA

12609352	GM North America	GMT560	August 1, 2010	NA	NA

12610636	GM North America	High Value V6	January 1, 2011	NA	NA

12610637	GM North America	High Value V6	[*]	NA	[*]%

12611103	GM North America	Gen 4 Small Block 6.0L	[*]	[*]%	NA

12611114	GM North America	Gen 4 Corvette	January 1, 2011	NA	NA

12617806	GM North America	Gen 4 Small Block 6.0L	[*]	[*]%	NA

15035444	GM North America	GMT560	August 1, 2009	NA	NA

15225927	GM North America	GMT370 V8	January 1, 2010	NA	NA

15225928	GM North America	GMT360/370	January 1, 2010	NA	NA

15263859	GM North America	GMT610, H2, T800 HD	August 1, 2009	NA	NA

15272004	GM North America	GMT560	August 1, 2010	NA	NA

15272005	GM North America	GMT560	August 1, 2010	NA	NA

15272006	GM North America	GMT560	August 1, 2010	NA	NA

15288860	GM North America	GMT360-SS	January 1, 2010	NA	NA

15847291	GM North America	GMT610	August 1, 2009	NA	NA

15905872	GM North America	GMT900 145Amp	[*]	[*]%	NA

15905874	GM North America	GMT900 145Amp	[*]	[*]%	NA

19010112	GM North America	GMT530	January 1, 2009	NA	NA

19010113	GM North America	GMT530	January 1, 2009	NA	NA

25869451	GM North America	GMT 145Amp	[*]	[*]%	NA

25877026	GM North America	GMT900 160Amp	[*]	[*]%	NA

94665497	GM North America	GMT560 Family 2 w/L18	January 1, 2010	NA	NA

94665498	GM North America	GMT560 Family 3 w/L18	January 1, 2010	NA	NA

94665545	GM North America	GMT560	August 1, 2010	NA	NA

94665546	GM North America	GMT560	August 1, 2010	NA	NA

94665547	GM North America	GMT560	August 1, 2010	NA	NA

94665548	GM North America	GMT560	August 1, 2010	NA	NA

94665549	GM North America	GMT560	August 1, 2010	NA	NA

94665550	GM North America	GMT560	August 1, 2010	NA	NA

94666514	GM North America	Family I 1.6L G3-Mex	[*]	NA	[*]%

94666589	GM North America	GMT560 Dual Alternator	January 1, 2010	NA	NA

93297653	GMB	Family II DOHC	August 1, 2009	NA	NA

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GM P/N	Customer Location	Program	Revised Purchase Order Expiration Date	Scheduled LTA Applied January 1, 2011	Scheduled LTA Applied January 1, 2012
93374341	GMB	Family I 1.0/1.4/1.6L	August 1, 2009	NA	NA

93374342	GMB	Family I 1.8L G3/G4	August 1, 2009	NA	NA

93384398	GMB	Family II SOHC	August 1, 2009	NA	NA

55556092	GME	Fam. 1	August 1, 2010	NA	NA

55556245	GME	L850 (Opel)	January 1, 2010	NA	NA

55556245	GME	L850 (Saab)	January 1, 2010	NA	NA

29538678	Allison	Hybrid - Bus	[*]	[*]%	[*]%

29538766	Allison	Hybrid - Bus	[*]	[*]%	[*]%

29540674	Allison	Hybrid - Bus	[*]	[*]%	[*]%

12610637	CAMI	GMT191/192	[*]	[*]	[*]%